UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Fuller & Thaler Behavioral Small-Cap Equity Fund

Fuller & Thaler Behavioral Small-Cap Growth Fund

Fuller & Thaler Behavioral Mid-Cap Value Fund

Fuller & Thaler Behavioral Unconstrained Equity Fund

Fuller & Thaler Behavioral Small-Mid Core Equity Fund

Fuller & Thaler Behavioral Micro-Cap Equity Fund

Annual Report

September 30, 2022

411 Borel Avenue, Suite 300

San Mateo, CA 94402

(888)  912-4562

www.fullerthalerfunds.com

Fuller & Thaler Funds

Shareholder Letter (Unaudited)

September 30, 2022

Dear Shareholders:

As you may know, Fuller & Thaler’s investment process is based on decades of research into behavioral finance. Our very own Dr. Richard Thaler won the 2017 Nobel Prize® in Economics for his research on behavioral finance. Behavioral finance is the study of how investors actually behave, as opposed to how they should behave, when making investment decisions. Professional investors are human, and like all humans, they make mistakes. Investors make mistakes because they have emotions, use imperfect rules-of thumb, and have priorities beyond risk and return. We look for those mistakes. We predict when other investors – the “market” – have likely made a behavioral mistake, and in turn, have created a buying opportunity.

There are two kinds of mistakes that produce buying opportunities: over-reaction and under reaction. Other investors may over-react to bad news and losses (e.g., panic). Or investors may underreact to good news (e.g., not pay attention). At the individual stock level, we search for events that suggest this type of investor misbehavior. If these behaviors are present, we then analyze fundamentals. In summary, if an investor mistake is likely and the company has solid fundamentals – we buy the stock.

Our value strategies buy when others have likely over-reacted to bad news. Our growth strategies buy when others have likely under-reacted to good news. Our blend strategies combine both insights.

Our Funds deliver similar risk characteristics to their benchmarks. We believe our behavioral insights provide us with an opportunity to outperform.

Our behavioral process delivers returns primarily through stock selection. In general, we aim to deliver portfolios with similar sector composition and risk characteristics to that of each benchmark, but we will deviate when stock-specific opportunities arise.

For the 12-month period ended September 30, 2022, our Funds performed as follows:

The Institutional Shares of the Fuller & Thaler Behavioral Small-Cap Equity Fund returned -10.90% for the year. The Fund outperformed its U.S. small-cap equity benchmark, the Russell 2000® Index (-23.50%) by 12.60% over that period. The largest contributors in the Fund during the period were H&R Block, Inc., Murphy USA, Inc., and Chord Energy Corporation; while the largest detractors were Rent-A-Center, Inc., Ziff Davis, Inc., and Bruker Corporation. There were no material contributors from sector allocation but our underweight in Energy hurt relative performance.

Fuller & Thaler Funds

Shareholder Letter (Unaudited) (continued)

September 30, 2022

The Institutional Shares of the Fuller & Thaler Behavioral Small-Cap Growth Fund returned -28.57% for the year. The Fund outperformed its U.S. small-cap growth benchmark, the Russell 2000® Growth Index (-29.27%) by 0.70% over that period. The largest contributors in the Fund during the period were Lantheus Holdings, Inc., Evolent Health, Inc., and Shockwave Medical, Inc.; while the largest detractors were Upstart Holdings, Inc., Natera, Inc., and Digital Turbine, Inc. In terms of sector allocation, the Fund’s underweight in Health Care helped while an underweight in Energy detracted from relative performance.

The Institutional Shares of the Fuller & Thaler Behavioral Mid-Cap Value Fund returned -7.00% for the year. The Fund outperformed its U.S. mid-cap value benchmark, the Russell Midcap® Value Index (-13.56%) by 6.56% over that period. The largest contributors in the Fund during the period were Cheniere Energy, Inc., First Horizon Corporation, and Dollar Tree, Inc.; while the largest detractors were CarMax, Inc., Synchrony Financial, and Celanese Corporation. There were no material contributors/detractors from sector allocation.

The Institutional Shares of the Fuller & Thaler Behavioral Unconstrained Equity Fund returned -22.45% for the year. The Fund underperformed its U.S. all-cap benchmark, the Russell 3000® Index (-17.63%) by -4.82% over that period. The largest contributors in the Fund during the period were Dollar General Corporation, O’Reilly Automotive, Inc., and Cintas Corporation; while the largest detractors were General Holdings, Inc., eBay, Inc., and Zebra Technologies Corporation. In terms of sector allocation, the Fund’s underweight in Communication Services was the largest contributor to performance, and the Fund’s underweight to Energy detracted from performance.

The Institutional Shares of Fuller & Thaler Behavioral Small-Mid Core Equity Fund returned -22.13% for the year. The Fund underperformed its U.S. small-mid cap benchmark, the Russell 2500™ Index (-21.11%) by 1.02% over that period. The largest contributors in the Fund during the period were Steel Dynamics, Inc., Gaming and Leisure Properties, Inc., and Devon Energy Corporation; while the largest detractors were Live Oak Bancshares, Inc., General Holdings, Inc., and Dentsply Sirona, Inc. There were no material contributors from sector allocation; however, the slight underweight in Energy detracted from performance.

The Institutional Shares of Fuller & Thaler Behavioral Micro-Cap Equity Fund returned -31.87% for the year. The Fund underperformed its U.S. micro-cap benchmark, the Russell Microcap® Index (-27.44%) by 4.43% over that period. The largest contributors in the Fund during the period were Matador Resources Company, R.R. Donnelley & Sons Company, and Veritiv Corporation; while the largest detractors were Barnes & Noble Education, Inc.,

Fuller & Thaler Funds

Shareholder Letter (Unaudited) (continued)

September 30, 2022

Magnite, Inc., and Hovnanian Enterprises, Inc. In terms of sector allocation, the Fund’s underweight in Health Care was the largest contributor to performance and an overweight in Consumer Discretionary hurt performance. The Micro-Cap Equity Fund is greatly impacted by stock selection and sector allocations due to the idiosyncratic characteristics of the asset class. In addition, asset flows in the small-cap equity market can have large disproportional effects on the less liquid securities in the asset class.

Looking forward, we see many opportunities. We believe that our unique, behaviorally driven investment process will continue to identify these opportunities and allow our Funds to outperform both our peers and our benchmark.

Finally, we thank you for your investments in our Funds.

Fuller & Thaler

Nobel Prize® is a trademark of the Nobel Foundation.

Investment Results (Unaudited)

Average Annual Total Returns* as of September 30, 2022

					Since
					Inception
	One Year	Three Year	Five Year	Ten Year	(12/19/18)
Fuller & Thaler Behavioral Small-Cap Equity Fund
R6 Shares	-10.81%	9.29%	6.64%	11.60%
Institutional Shares	-10.90%	9.18%	6.54%	11.47%
Investor Shares	-11.15%	8.87%	6.25%	11.23%
A Shares
Without Load	-11.15%	8.90%			12.11%
With Load	-16.27%	6.77%			10.37%
C Shares
Without Load	-11.70%	8.24%			11.43%
With Load	-11.70%	8.24%			11.43%
Russell 2000® Index(a)	-23.50%	4.29%	3.55%	8.55%	7.09%

		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Expense Ratio(b)	0.64%	0.75%	1.03%	1.02%	1.64%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”) distributions or the redemption of Small-Cap Equity Fund shares. Current performance of the Small-Cap Equity Fund may be lower or higher than the performance quoted. The Small-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Prior to October 26, 2015, the performance reflected represents that of a series of Allianz Funds Multi-Strategy Trust for which Fuller & Thaler Asset Management, Inc. (the “Adviser”) served as the sole sub-adviser (“the Predecessor Fund”) (see Note 1).

(a)	The Russell 2000® Index (“Russell 2000”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Equity Fund’s portfolio. The Russell 2000 measures the performance of the small-cap segment of the U.S. equity universe and is a subset of the Russell 3000® Index. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Small-Cap Equity Fund’s most recent prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.99% and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2023. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees of the Trust (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Equity Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Small-Cap Equity Fund - R6 Shares and the Russell 2000® Index.

The chart above assumes an initial investment of $1,000,000 made on September 30, 2012 and held through September 30, 2022. THE SMALL-CAP EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Cap Equity Fund’s distributions or the redemption of the Small-Cap Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Cap Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Cap Equity Fund before investing. The Small-Cap Equity Fund’s prospectus contains this and other information about the Small-Cap Equity Fund, and should be read carefully before investing.

Prior to October 26, 2015, the performance reflected represents that of a series of the Allianz Funds Multi-Strategy Trust for which the Adviser served as the sole sub-adviser (see Note 1). Visit www. fullerthalerfunds.com for more current performance information.

The Small-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2022

				Since	Since
				Inception	Inception
		One Year	Three Year	(12/21/17)	(12/19/18)
Fuller & Thaler Behavioral Small-Cap Growth Fund
R6 Shares		-28.48%	13.07%	9.92%
Institutional Shares		-28.57%	12.98%	9.82%
Investor Shares		-28.74%	12.68%	9.54%
A Shares
Without Load		-28.78%	12.62%		12.75%
With Load		-32.88%	10.41%		10.99%
C Shares
Without Load		-29.12%	12.07%		12.21%
With Load		-29.12%	12.07%		12.21%
Russell 2000® Growth Index(a)		-29.27%	2.94%	2.70%	6.39%

		Expense Ratios(b)
		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Gross	1.06%	1.12%	1.44%	1.35%	2.03%
With Applicable Waivers	0.90%	0.99%	1.25%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”) distributions or the redemption of Small-Cap Growth Fund shares. Current performance of the Small-Cap Growth Fund may be lower or higher than the performance quoted. The Small-Cap Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Cap Growth Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 2000® Growth Index (“Russell 2000 Growth”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Cap Growth Fund’s portfolio. Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Small-Cap Growth Fund’s most recent prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse Small-Cap Growth Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80%, 1.25%, 0.99%, and 0.90% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2023. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Cap Growth Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Cap Growth Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Cap Growth Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. The Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Cap Growth Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares and the Russell 2000® Growth Index.

The chart above assumes an initial investment of $1,000,000 made on December 21, 2017 (commencement of operations) and held through September 30, 2022. THE SMALL-CAP GROWTH FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Cap Growth Fund’s distributions or the redemption of the Small-Cap Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Cap Growth Fund before investing. The Small-Cap Growth Fund’s prospectus contains this and other information about the Small-Cap Growth Fund, and should be read carefully before investing. Visit www.fullerthalerfunds. com for more current performance information.

The Small-Cap Growth Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2022

				Since	Since
				Inception	Inception
		One Year	Three Year	(12/21/17)	(3/10/22)
Fuller & Thaler Behavioral Mid-Cap Value Fund
R6 Shares		-6.90%	8.53%	7.03%
Institutional Shares		-7.00%	8.42%	6.92%
Investor Shares		-7.23%	8.14%	6.64%
A Shares
Without Load					-11.67%
With Load					-16.76%
C Shares
Without Load					-11.94%
With Load					-12.82%
Russell Midcap® Value Index(a)		-13.56%	4.50%	3.88%	-15.04%

		Expense Ratios(b)
		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Gross	0.90%	1.02%	1.31%	1.40%	1.90%
With Applicable Waivers	0.80%	0.90%	1.15%	1.20%	1.70%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”) distributions or the redemption of Mid-Cap Value Fund shares. Current performance of the Mid-Cap Value Fund may be lower or higher than the performance quoted. The Mid-Cap Value Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Mid-Cap Value Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a)	The Russell Midcap® Value Index (“Russell Midcap Value”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Mid-Cap Value Fund’s portfolio. The Russell Midcap Value measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Mid-Cap Value Fund’s most recent prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse Mid-Cap Value Fund expenses so that total annual operating expenses do not exceed 1.20%, 1.70%, 1.15%, 0.90%, and 0.80% for A Shares, C Shares, Investor Shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2023. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Mid-Cap Value Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Mid-Cap Value Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Mid-Cap Value Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/ reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Mid-Cap Value Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Mid-Cap Value Fund - R6 Shares and the Russell Midcap® Value Index.

The chart above assumes an initial investment of $1,000,000 made on December 21, 2017 (commencement of operations) and held through September 30, 2022. THE MID-CAP VALUE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Mid-Cap Value Fund’s distributions or the redemption of the Mid-Cap Value Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mid-Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Mid-Cap Value Fund before investing. The Mid-Cap Value Fund’s prospectus contains this and other information about the Mid-Cap Value Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Mid-Cap Value Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2022

			Since	Since
			Inception	Inception
	One Year	Three Year	(12/26/18)	(5/27/21)
Fuller & Thaler Behavioral Unconstrained Equity Fund
R6 Shares	-22.36%	4.99%	11.27%
Institutional Shares	-22.45%	4.88%	11.16%
A Shares
Without Load	-22.72%			-17.08%
With Load	-27.16%			-20.64%
C Shares
Without Load	-23.23%			-17.58%
With Load	-23.23%			-17.58%
Russell 3000® Index(a)	-17.63%	7.70%	11.87%	-11.85%

	Expense Ratios(b)
		Institutional
	R6 Shares	Shares	A Shares	C Shares
Gross	1.02%	1.12%	1.31%	2.05%
With Applicable Waivers	0.90%	0.99%	1.30%	1.80%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”) distributions or the redemption of Unconstrained Equity Fund shares. Current performance of the Unconstrained Equity Fund may be lower or higher than the performance quoted. The Unconstrained Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Unconstrained Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell 3000® Index (“Russell 3000”) measures the performance of the broad U.S. equity market. The Russell 3000 represents the 3000 largest U.S. publicly traded companies as measured by market capitalization. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Unconstrained Equity Fund’s most recent prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse Unconstrained Equity Fund expenses so that total annual operating expenses do not exceed 1.30%, 1.80% 0.99% and 0.90% for A shares, C shares, Institutional Shares and R6 Shares, respectively, of the average daily net assets for each class through January 31, 2023. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Unconstrained Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Unconstrained Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Unconstrained Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Unconstrained Equity Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $1,000,000 Investment in the Fuller & Thaler Behavioral Unconstrained Equity Fund - R6 Shares and the Russell 3000® Index.

The chart above assumes an initial investment of $1,000,000 made on December 26, 2018 (commencement of operations) and held through September 30, 2022. THE UNCONSTRAINED EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Unconstrained Equity Fund’s distributions or the redemption of the Unconstrained Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Unconstrained Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Unconstrained Equity Fund before investing. The Unconstrained Equity Fund’s prospectus contains this and other information about the Unconstrained Equity Fund, and should be read carefully before investing. Visit www. fullerthalerfunds.com for more current performance information.

The Unconstrained Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2022

			Since	Since
			Inception	Inception
	One Year	Three Year	(12/26/18)	(3/10/22)
Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Institutional Shares	-22.13%	6.26%	10.12%
A Shares
Without Load				-18.69%
With Load				-23.37%
Russell 2500® Index(a)	-21.11%	5.36%	9.33%	-16.01%

		Expense Ratios(b)
		Institutional
		Shares	A Shares
Gross		2.69%	3.11%
With Applicable Waivers		0.95%	1.26%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) distributions or the redemption of Small-Mid Core Equity Fund shares. Current performance of the Small-Mid Core Equity Fund may be lower or higher than the performance quoted. The Small-Mid Core Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Small-Mid Core Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

(a)	The Russell 2500® Index (“Russell 2500”) is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Small-Mid Core Equity Fund’s portfolio. The Russell 2500 measures the performance of those Russell 2500 companies with lower price/book ratios and lower forecasted growth values. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Small-Mid Core Equity Fund’s most recent prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/ or reimburse Small-Mid Core Equity Fund expenses so that total annual operating expenses do not exceed 1.26% and 0.95% of the Small-Mid Core Equity Fund’s A Shares and Institutional Shares average daily net assets through January 31, 2023. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Small-Mid Core Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Small-Mid Core Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Small-Mid Core Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Small-Mid Core Equity Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Fuller & Thaler Behavioral Small-Mid Core Equity Fund - Institutional Shares and the Russell 2500® Index.

The chart above assumes an initial investment of $100,000 made on December 26, 2018 (commencement of operations) and held through September 30, 2022. THE SMALL-MID  CORE EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Small-Mid Core Equity Fund’s distributions or the redemption of the Small-Mid Core Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Small-Mid Core Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Small-Mid Core Equity Fund before investing. The Small-Mid Core Equity Fund’s prospectus contains this and other information about the Small-Mid Core Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Small-Mid Core Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Investment Results (Unaudited) (continued)

Average Annual Total Returns* as of September 30, 2022

			Since
			Inception
	One Year	Three Year	(12/28/18)
Fuller & Thaler Behavioral Micro-Cap Equity Fund
Institutional Shares	-31.87%	4.48%	5.83%
Russell Microcap® Index(a)	-27.44%	6.86%	7.84%

	Expense Ratios(b)
	Institutional
		Shares
Gross		2.30%
With Applicable Waivers		1.45%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) distributions or the redemption of Micro-Cap Equity Fund shares. Current performance of the Micro-Cap Equity Fund may be lower or higher than the performance quoted. The Micro-Cap Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 912-4562.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Micro-Cap Equity Fund’s returns reflect any fee waivers during the applicable periods. If such fee waivers had not occurred, the quoted performance would have been lower.

(a)	The Russell Microcap® Index (“Russell Microcap”) measures the performance of the microcap segment of the U.S. equity market. Russell Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The expense ratios are from the Micro-Cap Equity Fund’s most recent prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse Micro-Cap Equity Fund expenses so that total annual operating expenses do not exceed 1.45% of the Micro-Cap Equity Fund’s Institutional Shares average daily net assets through January 31, 2023. The expense limitation does not apply to (i) interest (other than custodial overdraft fees and expenses associated with the Micro-Cap Equity Fund’s participation in an alternative liquidity program), (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Micro-Cap Equity Fund’s business, (v) dividend expense on short sales and (vi) indirect expenses such as acquired fund fees and expenses incurred by the Micro-Cap Equity Fund in any fiscal year. During any fiscal year that the Investment Advisory Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time. The Expense Limitation Agreement shall terminate automatically upon the termination of the Advisory Agreement. Additional information pertaining to the Micro-Cap Equity Fund’s expense ratios as of September 30, 2022 can be found in the financial highlights.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $100,000 Investment in the Fuller & Thaler Behavioral Micro-Cap Equity Fund - Institutional Shares and the Russell Microcap® Index.

The chart above assumes an initial investment of $100,000 made on December 28, 2018 (commencement of operations) and held through September 30, 2022. THE MICRO-CAP EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Micro-Cap Equity Fund’s distributions or the redemption of the Micro-Cap Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Micro-Cap Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 912-4562. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Micro-Cap Equity Fund before investing. The Micro-Cap Equity Fund’s prospectus contains this and other information about the Micro-Cap Equity Fund, and should be read carefully before investing. Visit www.fullerthalerfunds.com for more current performance information.

The Micro-Cap Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/ SIPC.

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Small-Cap Equity Fund Sector Holdings as of September 30, 2022.*

Fuller & Thaler Behavioral Small-Cap Growth Fund Sector Holdings as of September 30, 2022.*

*	As a percentage of net assets.

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Mid-Cap Value Fund Sector Holdings as of September 30, 2022.*

Fuller & Thaler Behavioral Unconstrained Equity Fund Sector Holdings as of September 30, 2022.*

*	As a percentage of net assets.

Portfolio Illustration (Unaudited)

Fuller & Thaler Behavioral Small-Mid Core Equity Fund Sector Holdings as of September 30, 2022.*

Fuller & Thaler Behavioral Micro-Cap Equity Fund Sector Holdings as of September 30, 2022.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www. sec.gov and on the Funds’ website at www.fullerthalerfunds.com.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 89.75%
Apparel & Textile Products — 4.43%
Carter’s, Inc.	382,820	$25,086,195
Deckers Outdoor Corp.(a)	359,018	112,232,616
Kontoor Brands, Inc.	717,892	24,128,350
Oxford Industries, Inc.	288,061	25,862,117
Ralph Lauren Corp.	435,169	36,958,903
		224,268,181
Asset Management — 1.38%
Federated Hermes, Inc., Class B	1,174,356	38,894,671
Stifel Financial Corp.	599,299	31,109,611
		70,004,282
Banking — 6.54%
Bank of Hawaii Corp.	806,748	61,409,658
Cadence Bank	1,929,346	49,024,682
F.N.B. Corp.	4,609,487	53,470,049
Financial Institutions, Inc.	166,962	4,018,775
First Commonwealth Financial Corp.	1,281,650	16,456,386
First Financial Corp.	313,801	14,180,667
Fulton Financial Corp.	3,221,806	50,904,535
Lakeland Bancorp, Inc.	461,869	7,394,523
Lakeland Financial Corp.	227,043	16,531,001
TowneBank	139,909	3,753,758
Washington Federal, Inc.	1,773,081	53,156,968
		330,301,002
Biotech & Pharma — 3.15%
Amphastar Pharmaceuticals, Inc.(a)	671,133	18,858,837
Exelixis, Inc.(a)	2,049,690	32,139,139
United Therapeutics Corp.(a)	516,873	108,222,869
		159,220,845
Chemicals — 2.32%
Avient Corp.	626,551	18,984,495
Huntsman Corp.	2,631,678	64,581,379
Stepan Co.	97,138	9,098,916
Valvoline, Inc.	970,998	24,605,089
		117,269,879
Commercial Support Services — 6.96%
AMN Healthcare Services, Inc.(a)	701,719	74,354,145
	Shares	Fair Value
Commercial Support Services — (continued)
Clean Harbors, Inc.(a)	200,351	$22,034,603
CRA International, Inc.	70,331	6,241,173
FTI Consulting, Inc.(a)	524,504	86,915,558
H&R Block, Inc.	2,139,191	91,001,184
Kforce, Inc.	246,678	14,467,665
ManpowerGroup, Inc.	255,000	16,495,950
TriNet Group, Inc.(a)	566,420	40,340,432
		351,850,710
Consumer Services — 1.01%
Adtalem Global Education, Inc.(a)	411,805	15,010,292
Perdoceo Education Corp.(a)	432,802	4,457,861
Rent-A-Center, Inc.	482,996	8,457,260
Stride, Inc.(a)	551,269	23,169,836
		51,095,249
Containers & Packaging — 1.71%
Graphic Packaging Holding Co.	1,800,673	35,545,285
Sonoco Products Co.	894,731	50,758,090
		86,303,375
Electric Utilities — 0.52%
Otter Tail Corp.	321,712	19,791,723
Portland General Electric Co.	152,877	6,644,034
		26,435,757
Electrical Equipment — 2.01%
Acuity Brands, Inc.	307,558	48,431,158
Atkore, Inc.(a)	683,613	53,191,928
		101,623,086
Engineering & Construction — 3.31%
Comfort Systems USA, Inc.	407,064	39,619,539
EMCOR Group, Inc.	1,007,722	116,371,737
Primoris Services Corp.	306,858	4,986,443
TopBuild Corp.(a)	37,803	6,229,178
		167,206,897
Food — 0.50%
Simply Good Foods Co. (The)(a)	802,700	25,678,373

Forestry, Paper & Wood Products — 0.98%
Louisiana-Pacific Corp.	967,431	49,522,793

Health Care Facilities & Services — 3.89%
Amedisys, Inc.(a)	92,813	8,983,370
Chemed Corp.	75,175	32,818,398
LHC Group, Inc.(a)	89,743	14,687,339

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments (continued)
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)
Health Care Facilities & Services — (continued)
Medpace Holdings, Inc.(a)	761,575	$119,696,744
Syneos Health, Inc., Class A(a)	431,762	20,357,578
		196,543,429
Home Construction — 1.61%
KB Home	333,039	8,632,371
Masonite International Corp.(a)	218,066	15,545,925
Meritage Homes Corp.(a)	812,702	57,108,570
		81,286,866
Household Products — 0.08%
Helen of Troy Ltd.(a)	39,517	3,811,019

Industrial Intermediate Products — 0.84%
Mueller Industries, Inc.	711,391	42,285,081

Industrial Support Services — 0.85%
Applied Industrial Technologies, Inc.	417,375	42,897,803

Institutional Financial Services — 2.14%
Evercore, Inc., Class A	346,900	28,532,525
Jefferies Financial Group, Inc.	260,769	7,692,686
Virtu Financial, Inc., Class A	3,460,910	71,883,100
		108,108,311
Insurance — 2.57%
Hanover Insurance Group, Inc.	679,357	87,052,806
Kemper Corp.	429,507	17,721,459
Primerica, Inc.	205,022	25,309,966
		130,084,231
Machinery — 1.58%
Crane Holding Co.	453,846	39,729,679
Donaldson Co., Inc.	593,536	29,089,199
Regal Beloit Corp.	80,344	11,277,084
		80,095,962
Medical Equipment & Devices — 4.13%
Bruker Corp.	1,826,502	96,914,196
Globus Medical, Inc., Class A(a)	477,599	28,450,572
Integer Holdings Corp.(a)	128,983	8,026,612
Integra LifeSciences Holdings Corp.(a)	752,125	31,860,015
Meridian Bioscience, Inc.(a)	504,103	15,894,368
	Shares	Fair Value
Medical Equipment & Devices — (continued)
Merit Medical Systems, Inc.(a)	498,173	$28,151,756
		209,297,519
Oil & Gas Producers — 5.20%
Chord Energy Corp.	991,446	135,600,070
HF Sinclair Corp.	495,274	26,665,552
Murphy USA, Inc.	366,420	100,732,522
		262,998,144
Publishing & Broadcasting — 1.99%
Nexstar Media Group, Inc., Class A	602,381	100,507,270

Real Estate — 2.46%
Apple Hospitality REIT, Inc.	5,007,837	70,410,188
City Office, Inc.	1,727,974	17,227,901
Office Properties Income Trust	263,288	3,699,196
Piedmont Office Realty Trust, Inc., Class A	3,129,328	33,045,704
		124,382,989
Real Estate Services — 0.56%
Newmark Group, Inc., Class A	3,525,994	28,419,512

Retail - Discretionary — 3.99%
Academy Sports & Outdoors, Inc.	1,777,040	74,955,547
AutoNation, Inc.(a)	445,000	45,332,150
Builders FirstSource, Inc.(a)	839,228	49,447,314
MarineMax, Inc.(a)	184,551	5,497,774
Signet Jewelers Ltd.	463,663	26,516,887
		201,749,672
Semiconductors — 4.37%
Amkor Technology, Inc.	3,179,796	54,215,522
Cirrus Logic, Inc.(a)	773,088	53,188,454
Diodes, Inc.(a)	1,063,145	69,008,742
MaxLinear, Inc.(a)	773,481	25,230,950
Semtech Corp.(a)	665,805	19,581,325
		221,224,993
Software — 3.70%
Concentrix Corp.	305,287	34,079,188
Consensus Cloud Solutions, Inc.(a)	70,008	3,311,378
Donnelley Financial Solutions, Inc.(a)	673,321	24,892,677
Progress Software Corp.	1,037,068	44,127,243

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund
Schedule of Investments (continued)
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)
Software — (continued)
Ziff Davis, Inc. (a)	1,175,796	$80,518,511
		186,928,997
Specialty Finance — 0.36%
Stewart Information Services Corp.	420,705	18,359,566

Steel — 0.73%
Commercial Metals Co.	1,046,233	37,120,347

Technology Hardware — 5.68%
Avnet, Inc.	852,372	30,787,677
Jabil, Inc.	2,977,383	171,824,773
Lumentum Holdings, Inc.(a)	134,852	9,246,802
Sanmina Corp.(a)	1,630,296	75,124,040
		286,983,292
Technology Services — 4.61%
CSG Systems International, Inc.	1,092,972	57,796,359
EVERTEC, Inc.	569,331	17,848,527
ExlService Holdings, Inc.(a)	572,851	84,415,324
Insight Enterprises, Inc.(a)	155,593	12,822,419
Science Applications International Corp.	637,484	56,372,710
TTEC Holdings, Inc.	93,514	4,143,605
		233,398,944
Transportation & Logistics — 3.59%
Hub Group, Inc., Class A(a)	939,766	64,825,059
Landstar System, Inc.	809,945	116,931,759
		181,756,818
Total Common Stocks
(Cost $4,131,013,041)		4,539,021,194

MONEY MARKET FUNDS - 9.72%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.78%(b)	491,822,178	491,822,178

Total Money Market Funds
(Cost $491,822,178)		491,822,178

Total Investments — 99.47%
(Cost $4,622,835,219)		5,030,843,372
	Shares	Fair Value
MONEY MARKET FUNDS - 9.72% - continued
Total Investments — 99.47%

Other Assets in Excess of Liabilities — 0.53%		$26,925,781
NET ASSETS —100.00%		$5,057,769,153

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund
Schedule of Investments
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 99.39%
Apparel & Textile Products — 1.92%
Oxford Industries, Inc.	24,900	$2,235,522

Banking — 1.02%
Silvergate Capital Corp., Class A(a)	15,800	1,190,530

Biotech & Pharma — 4.14%
Alkermes PLC(a)	66,500	1,484,945
WillScot Mobile Mini Holdings Corp., Class A(a)	82,405	3,323,394
		4,808,339
Commercial Support Services — 1.97%
ZipRecruiter, Inc., Class A(a)	139,000	2,293,500

Electrical Equipment — 4.88%
Acuity Brands, Inc.	18,585	2,926,580
Atkore, Inc.(a)	35,260	2,743,581
		5,670,161
Food — 3.88%
Darling Ingredients, Inc.(a)	39,145	2,589,442
TreeHouse Foods, Inc.(a)	45,300	1,921,626
		4,511,068
Health Care Facilities & Services — 1.97%
Progyny, Inc.(a)	61,731	2,287,751

Home Construction — 4.24%
Griffon Corp.	91,425	2,698,866
Skyline Champion Corp.(a)	42,112	2,226,461
		4,925,327
Household Products — 2.17%
e.l.f. Beauty, Inc.(a)	66,995	2,520,352

Industrial Support Services — 1.44%
WESCO International, Inc.(a)	14,000	1,671,320

Internet Media & Services — 3.68%
TripAdvisor, Inc.(a)	86,500	1,909,920
Yelp, Inc.(a)	69,700	2,363,527
		4,273,447
	Shares	Fair Value
Leisure Facilities & Services — 5.72%
Everi Holdings, Inc.(a)	156,800	$2,543,296
Scientific Games Corp.(a)	47,500	2,036,800
Texas Roadhouse, Inc.	23,500	2,050,610
		6,630,706
Leisure Products — 3.38%
Axon Enterprise, Inc.(a)	19,425	2,248,444
Callaway Golf Co.(a)	87,280	1,681,013
		3,929,457
Life Sciences Tools & Services — 2.09%
Repligen Corp.(a)	12,960	2,424,946

Medical Equipment & Devices — 13.01%
Envista Holdings Corp.(a)	81,435	2,671,882
Lantheus Holdings, Inc.(a)	64,026	4,502,948
Merit Medical Systems, Inc.(a)	46,205	2,611,045
ShockWave Medical, Inc.(a)	12,510	3,478,655
STAAR Surgical Co.(a)	26,300	1,855,465
		15,119,995
Metals & Mining — 1.98%
Livent Corp.(a)	75,100	2,301,815

Real Estate Services — 1.46%
Newmark Group, Inc., Class A	210,789	1,698,959

Retail - Consumer Staples — 1.57%
Ollie’s Bargain Outlet Holdings, Inc.(a)	35,300	1,821,480

Retail - Discretionary — 2.51%
Freshpet, Inc.(a)	58,300	2,920,247

Semiconductors — 8.03%
Axcelis Technologies, Inc.(a)	36,700	2,222,552
Cirrus Logic, Inc.(a)	24,410	1,679,408
MaxLinear, Inc.(a)	48,408	1,579,069
Silicon Laboratories, Inc.(a)	14,500	1,789,880

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund
Schedule of Investments (continued)
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)
Semiconductors — (continued)
Synaptics, Inc.(a)	20,780	$2,057,428
		9,328,337
Software — 12.35%
Calix, Inc.(a)	35,665	2,180,558
Coupa Software, Inc.(a)	38,300	2,252,040
Evolent Health, Inc., Class A(a)	99,275	3,566,951
Nutanix, Inc., Class A(a)	111,700	2,326,711
Omnicell, Inc.(a)	24,935	2,170,093
Privia Health Group, Inc.(a)	53,900	1,835,834
		14,332,187
Specialty Finance — 1.26%
Enova International, Inc.(a)	49,800	1,457,646

Technology Hardware — 7.67%
Pure Storage, Inc., Class A(a)	100,495	2,750,548
Sanmina Corp.(a)	57,080	2,630,246
Super Micro Computer, Inc.(a)	33,065	1,820,890
TTM Technologies, Inc.(a)	129,500	1,706,810
		8,908,494
Technology Services — 3.65%
ExlService Holdings, Inc.(a)	16,300	2,401,968
Payoneer Global, Inc.(a)	303,300	1,834,965
		4,236,933
Transportation & Logistics — 1.83%
Copa Holdings, S.A., Class A(a)	31,695	2,123,882

Wholesale - Consumer Staples — 1.57%
Grocery Outlet Holding Corp.(a)	54,805	1,824,458

Total Common Stocks/ Investments — 99.39%
(Cost $124,485,292)		115,446,859
	Shares	Fair Value
Other Assets in Excess of Liabilities — 0.61%		$704,913
NET ASSETS — 100.00%		$116,151,772

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund
Schedule of Investments
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 93.70%
Aerospace & Defense — 1.86%
Howmet Aerospace, Inc.	191,495	$5,922,940

Banking — 10.52%
East West Bancorp, Inc.	49,475	3,321,752
First Citizens BancShares, Inc., Class A	4,102	3,271,058
First Horizon National Corp.	291,810	6,682,448
Huntington Bancshares, Inc.	401,884	5,296,831
KeyCorp	285,150	4,568,103
M&T Bank Corp.	19,210	3,387,107
Wells Fargo & Co.	174,635	7,023,819
		33,551,118
Chemicals — 4.98%
Celanese Corp.	77,070	6,962,504
Olin Corp.	147,690	6,332,947
Sherwin-Williams Co. (The)	12,514	2,562,242
		15,857,693
Commercial Support Services — 5.46%
Aramark	271,675	8,476,261
Brink’s Co. (The)	82,560	3,999,206
Republic Services, Inc.	36,245	4,930,770
		17,406,237
Containers & Packaging — 9.09%
Berry Plastics Group, Inc.(a)	148,810	6,924,129
Crown Holdings, Inc.	89,380	7,242,461
Graphic Packaging Holding Co.	495,485	9,780,874
WestRock Co.	162,535	5,020,706
		28,968,170
Electric Utilities — 4.43%
Alliant Energy Corp.	40,985	2,171,795
CenterPoint Energy, Inc.	236,045	6,651,747
CMS Energy Corp.	28,625	1,667,120
Edison International	30,650	1,734,177
	Shares	Fair Value
Electric Utilities — (continued)
Pinnacle West Capital Corp.	29,215	$1,884,660
		14,109,499
Electrical Equipment — 2.50%
AMETEK, Inc.	26,115	2,961,702
Johnson Controls International PLC	67,190	3,307,092
Roper Technologies, Inc.	4,740	1,704,694
		7,973,488
Food — 1.79%
Ingredion, Inc.	50,380	4,056,597
J.M. Smucker Co. (The)	11,865	1,630,370
		5,686,967
Gas & Water Utilities — 1.88%
Atmos Energy Corp.	58,750	5,983,688

Health Care Facilities & Services — 3.29%
Centene Corp.(a)	29,675	2,309,012
Henry Schein, Inc.(a)	34,080	2,241,442
Laboratory Corp. of America Holdings	28,870	5,912,864
		10,463,318
Home & Office Products — 0.79%
Newell Brands, Inc.	181,411	2,519,799

Home Construction — 0.95%
Mohawk Industries, Inc.(a)	33,205	3,027,964

Industrial Support Services — 2.64%
AMERCO	16,515	8,409,768

Insurance — 3.82%
Everest Re Group Ltd.	13,110	3,440,588
Globe Life, Inc.	23,375	2,330,488
Markel Corp.(a)	5,895	6,391,477
		12,162,553
Leisure Facilities & Services — 0.62%
Live Nation Entertainment, Inc.(a)	26,095	1,984,264

Machinery — 2.69%
Donaldson Co., Inc.	117,250	5,746,422

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund
Schedule of Investments (continued)
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)
Machinery — (continued)
Snap-on, Inc.	14,045	$2,827,961
		8,574,383
Medical Equipment & Devices — 1.74%
DENTSPLY SIRONA, Inc.	195,650	5,546,678

Metals & Mining — 0.19%
Arconic Corp.(a)	34,692	591,152

Oil & Gas Producers — 4.80%
Cheniere Energy, Inc.	41,605	6,902,686
Devon Energy Corp.	81,375	4,893,079
Pioneer Natural Resources Co.	16,110	3,488,298
		15,284,063
Real Estate — 6.37%
American Tower Corp.	34,685	7,446,869
Brixmor Property Group, Inc.	259,725	4,797,121
Public Storage	10,555	3,090,610
Simon Property Group, Inc.	25,380	2,277,855
WP Carey, Inc.	38,305	2,673,689
		20,286,144
Retail - Consumer Staples — 3.57%
Dollar General Corp.	22,245	5,335,686
Dollar Tree, Inc.(a)	44,550	6,063,255
		11,398,941
Retail - Discretionary — 5.97%
Advance Auto Parts, Inc.	38,435	6,008,928
CarMax, Inc.(a)	97,890	6,462,698
O’Reilly Automotive, Inc.(a)	9,270	6,520,054
		18,991,680
Specialty Finance — 2.32%
Synchrony Financial	261,915	7,383,384

Technology Hardware — 1.20%
CommScope Holding Co., Inc.(a)	207,615	1,912,135
NCR Corp.(a)	99,840	1,897,958
		3,810,093
	Shares	Fair Value
Technology Services — 10.23%
Amdocs Ltd.	47,045	$3,737,725
Dun & Bradstreet Holdngs, Inc.	444,225	5,503,948
Fidelity National Information Services, Inc.	121,025	9,145,859
Global Payments, Inc.	84,750	9,157,237
Nielsen Holdings PLC	62,930	1,744,420
Verisk Analytics, Inc.	19,495	3,324,482
		32,613,671

Total Common Stocks/Investments — 93.70%
(Cost $322,343,989)		298,507,655

Other Assets in Excess of Liabilities—6.30%		20,086,974
NET ASSETS —100.00%		$318,594,629

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund
Schedule of Investments
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 95.58%
Biotech & Pharma — 4.58%
Amgen, Inc.	2,630	$592,802
Exelixis, Inc.(a)	85,735	1,344,325
		1,937,127
Chemicals — 4.12%
Ecolab, Inc.	12,061	1,741,850

Commercial Support Services — 5.74%
Cintas Corp.	6,258	2,429,293

E-Commerce Discretionary — 5.92%
eBay, Inc.	68,050	2,504,921

Electrical Equipment — 8.22%
Acuity Brands, Inc.	8,385	1,320,386
Generac Holdings, Inc.(a)	12,095	2,154,602
		3,474,988
Leisure Facilities & Services — 6.02%
Starbucks Corp.	23,385	1,970,420
Yum China Holdings, Inc.	12,195	577,189
		2,547,609
Machinery — 4.72%
Parker-Hannifin Corp.	8,233	1,994,938

Medical Equipment & Devices — 3.98%
Waters Corp.(a)	6,247	1,683,754

Publishing & Broadcasting — 3.91%
Liberty Media Corp.- Liberty Sirius XM, Class C(a)	43,881	1,654,753

Retail - Consumer Staples — 5.79%
Dollar General Corp.	10,215	2,450,170

Retail - Discretionary — 9.81%
O’Reilly Automotive, Inc.(a)	3,177	2,234,543
Ross Stores, Inc.	22,685	1,911,665
		4,146,208
Semiconductors — 10.89%
Lam Research Corp.	5,645	2,066,071
NVIDIA Corp.	14,000	1,699,460
Teradyne, Inc.	11,162	838,824
		4,604,355
	Shares	Fair Value
Software — 3.70%
Fortinet, Inc.(a)	31,810	$1,562,825

Specialty Finance — 9.00%
Capital One Financial Corp.	20,775	1,914,831
Synchrony Financial	67,030	1,889,576
		3,804,407
Technology Hardware — 5.01%
Zebra Technologies Corp., Class A(a)	8,090	2,119,661

Transportation & Logistics — 2.10%
Union Pacific Corp.	4,552	886,821

Transportation Equipment — 2.07%
Allison Transmission Holdings, Inc.	25,945	875,903

Total Common Stocks/ Investments — 95.58%
(Cost $47,594,291)		40,419,583

Other Assets in Excess of Liabilities — 4.42%		1,867,752
NET ASSETS — 100.00%		$42,287,335

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Schedule of Investments
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 96.38%
Asset Management — 1.39%
Hamilton Lane, Inc., Class A	1,580	$94,184

Banking — 6.74%
First Citizens BancShares, Inc., Class A	170	135,563
Live Oak Bancshares, Inc.	4,307	131,794
PacWest BanCorp	2,360	53,336
Western Alliance Bancorp	2,052	134,898
		455,591
Biotech & Pharma — 2.48%
Exelixis, Inc.(a)	10,695	167,698

Chemicals — 3.31%
Huntsman Corp.	5,895	144,663
Orion Engineered Carbons SA(a)	5,945	79,366
		224,029
E-Commerce Discretionary — 1.99%
eBay, Inc.	3,660	134,725

Electrical Equipment — 6.48%
Acuity Brands, Inc.	840	132,275
Advanced Energy Industries, Inc.	2,450	189,654
Generac Holdings, Inc.(a)	652	116,147
		438,076
Food — 4.02%
Lancaster Colony Corp.	1,810	272,007

Gas & Water Utilities — 1.52%
UGI Corp.	3,180	102,809

Health Care Facilities & Services — 3.32%
Medpace Holdings, Inc.(a)	1,430	224,753

Home & Office Products — 3.82%
Leggett & Platt, Inc.	4,330	143,843
Tempur Sealy International, Inc.	4,735	114,303
		258,146
	Shares	Fair Value
Home Construction — 4.25%
Masco Corp.	3,125	$145,906
PulteGroup, Inc.	3,785	141,938
		287,844
Insurance — 4.61%
Brown & Brown, Inc.	2,643	159,849
Old Republic International Corp.	5,625	117,731
Voya Financial, Inc.	562	34,001
		311,581
Leisure Facilities & Services — 2.30%
Yum China Holdings, Inc.	3,280	155,242

Medical Equipment & Devices — 4.16%
Align Technology, Inc.(a)	370	76,631
DENTSPLY SIRONA, Inc.	2,870	81,365
Waters Corp.(a)	455	122,635
		280,631
Oil & Gas Producers — 5.44%
Coterra Energy, Inc.	8,005	209,090
Devon Energy Corp.	2,644	158,984
		368,074
Real Estate — 9.48%
American Assets Trust, Inc.	3,940	101,337
Gaming and Leisure Properties, Inc.	6,149	272,032
SITE Centers Corp.	5,510	59,012
STORE Capital Corp.	6,665	208,814
		641,195
Retail - Discretionary — 1.92%
Advance Auto Parts, Inc.	830	129,762

Semiconductors — 11.24%
Cirrus Logic, Inc.(a)	2,065	142,072
IPG Photonics Corp.(a)	1,670	140,865
Lattice Semiconductor Corp.(a)	3,880	190,934
Power Integrations, Inc.	2,090	134,429

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund
Schedule of Investments (continued)
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)
Semiconductors — (continued)
Teradyne, Inc.	2,010	$151,052
		759,352
Software — 2.07%
Concentrix Corp.	1,255	140,096

Specialty Finance — 1.63%
Synchrony Financial	3,900	109,941

Steel — 2.45%
Steel Dynamics, Inc.	2,330	165,314

Technology Hardware — 2.80%
TD SYNNEX Corp.	414	33,613
Zebra Technologies Corp., Class A(a)	595	155,896
		189,509
Technology Services — 4.25%
Leidos Holdings, Inc.	1,210	105,839
Science Applications International Corp.	2,050	181,281
		287,120
Transportation Equipment — 2.66%
Allison Transmission Holdings, Inc.	5,330	179,941

Wholesale - Discretionary — 2.05%
Pool Corp.	435	138,421

Total Common Stocks/Investments— 96.38%
(Cost $7,396,028)		6,516,041

Other Assets in Excess of Liabilities — 3.62%		244,447
NET ASSETS — 100.00%		$6,760,488

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund
Schedule of Investments
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — 95.62%
Advertising & Marketing — 1.42%
Magnite, Inc.(a)	14,535	$95,495
Quotient Technology, Inc.(a)	42,485	98,140
		193,635
Aerospace & Defense — 0.96%
Byrna Technologies, Inc.(a)	27,975	131,483

Asset Management — 4.83%
B. Riley Financial, Inc.	9,496	422,761
WisdomTree Investments, Inc.	50,590	236,761
		659,522
Beverages — 1.41%
Farmer Bros. Co.(a)	41,105	192,782

Biotech & Pharma — 0.70%
PetIQ, Inc., Class A(a)	13,875	95,738

Commercial Support Services — 3.20%
Acacia Research Corp.(a)	52,735	213,049
Franklin Covey Co.(a)	4,950	224,681
		437,730
Consumer Services — 1.20%
2U, Inc.(a)	26,175	163,594

E-Commerce Discretionary — 1.20%
CarParts.com, Inc.(a)	31,825	164,535

Electrical Equipment — 1.81%
Babcock & Wilcox
Enterprises, Inc.(a)	38,845	247,831

Entertainment Content — 1.47%
PLAYSTUDIOS, Inc., Class A(a)	57,771	201,621

Food — 2.24%
Limoneira Co.(a)	6,225	82,046
SunOpta, Inc.(a)	24,580	223,678
		305,724
Health Care Facilities & Services — 3.25%
Enzo Biochem, Inc.(a)	94,225	210,122
Inotiv, Inc.(a)	13,920	234,551
		444,673
Home & Office — 1.38%
Tupperware Brands Corp.(a)	28,870	189,099
	Shares	Fair Value
Home Construction — 1.41%
Hovnanian Enterprises, Inc.(a)	5,400	$192,780

Institutional Financial Services — 0.91%
Greenhill & Co., Inc.(a)	20,925	124,295

Internet Media & Services — 3.91%
EverQuote, Inc., Class A(a)	14,915	101,720
LiveOne, Inc.(a)	102,430	72,684
Nerdy, Inc., Class A(a)	65,300	137,783
RumbleON, Inc., Class B(a)	13,150	222,498
		534,685
Leisure Facilities & Services — 2.80%
Century Casinos, Inc.(a)	26,900	176,464
Full House Resorts, Inc.(a)	36,825	206,957
		383,421
Leisure Products — 2.14%
American Outdoor Brands, Inc.(a)	1,200	10,524
Funko, Inc., Class A(a)	13,935	281,766
		292,290
Machinery — 4.09%
NN, Inc.(a)	83,500	142,785
Ranpak Holdings Corp., Class A(a)	43,590	149,078
Titan International, Inc.(a)	21,980	266,837
		558,700
Medical Equipment & Devices — 2.13%
ViewRay, Inc.(a)	80,065	291,437

Oil & Gas Producers — 8.88%
Matador Resources Co.	10,510	514,150
SandRidge Energy, Inc.(a)	16,985	277,025
TravelCenters of America, Inc.(a)	7,840	422,811
		1,213,986
Oil & Gas Services & Equipment — 3.11%
Helix Energy Solutions Group, Inc.(a)	63,903	246,666
Newpark Resources, Inc.(a)	71,075	179,109
		425,775

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund
Schedule of Investments (continued)
September 30, 2022

	Shares	Fair Value
COMMON STOCKS — (continued)
Publishing & Broadcasting — 1.28%
Townsquare Media, Inc., Class A(a)	24,115	$175,075

Renewable Energy — 4.70%
Eneti, Inc.(a)	39,975	266,633
Green Plains, Inc.(a)	8,660	251,746
TPI Composites, Inc.(a)	11,000	124,080
		642,459
Retail - Discretionary — 3.93%
Barnes & Noble Education, Inc.(a)	43,995	105,588
Lazydays Holdings, Inc.(a)	4,855	65,543
Sportsman’s Warehouse Holdings, Inc.(a)	25,050	207,914
Vera Bradley, Inc.(a)	52,480	157,964
		537,009
Software — 5.45%
Brightcove, Inc.(a)	30,750	193,725
Donnelley Financial Solutions, Inc.(a)	8,638	319,347
Synchronoss Technologies, Inc.(a)	58,900	67,146
Tabula Rasa HealthCare, Inc.(a)	34,260	164,448
		744,666
Specialty Finance — 4.58%
Applied Blockchain, Inc.(a)	53,625	91,163
CURO Group Holdings Corp.(a)	22,750	91,228
EZCORP, Inc., Class A(a)	35,200	271,391
Regional Management Corp.	6,171	173,035
		626,817
Technology Hardware — 8.29%
A10 Networks, Inc.	18,540	246,026
Arlo Technologies, Inc.(a)	40,716	188,922
CalAmp Corp.(a)	47,635	182,918
Comtech Telecommunications Corp.	21,740	217,617
Daktronics, Inc.(a)	38,325	103,861
NETGEAR, Inc.(a)	9,750	195,390
		1,134,734
	Shares	Fair Value
Technology Services — 2.00%
comScore, Inc.(a)	68,725	$113,397
Katapult Holdings, Inc.(a)	58,275	55,950
MoneyLion, Inc., Class A(a)	116,150	103,675
		273,022
Telecommunications — 1.34%
Spok Holdings, Inc.(a)	24,040	183,666

Transportation & Logistics — 4.97%
Nordic American Tankers Ltd.(a)	70,735	188,862
Overseas Shipholding Group, Inc., Class A(a)	117,925	350,237
U.S. Xpress Enterprises, Inc., Class A(a)	57,032	140,299
		679,398
Wholesale - Consumer Staples — 1.34%
Andersons, Inc. (The)	5,920	183,698

Wholesale - Discretionary — 3.29%
Veritiv Corp.(a)	4,595	449,253

Total Common Stocks
(Cost $15,929,736)		13,075,133

CLOSED END FUNDS — 1.22%
NexPoint Diversified Real Estate Trust(a)	13,325	167,229
Total Closed End Funds
(Cost $198,755)		167,229

Total Investments — 96.84%
(Cost $16,128,491)		13,242,362

Other Assets in Excess of Liabilities — 3.16%		431,528
NET ASSETS — 100.00%		$13,673,890

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements

Fuller & Thaler Funds
Statements of Assets and Liabilities
September 30, 2022

	Fuller & Thaler	Fuller & Thaler	Fuller & Thaler
	Behavioral Small-	Behavioral Small-	Behavioral Mid-
	Cap Equity Fund	Cap Growth Fund	Cap Value Fund
Assets
Investments in securities at fair value (cost $4,622,835,219, $124,485,292 and $322,343,989)	$5,030,843,372	$115,446,859	$298,507,655
Cash and cash equivalents	30,000,000	961,141	20,458,771
Receivable for fund shares sold	5,264,611	39,484	3,443,584
Receivable for investments sold	7,907,445	—	—
Dividends and interest receivable	3,567,981	1,477	302,709
Prepaid expenses	136,444	31,735	27,664
Total Assets	5,077,719,853	116,480,696	322,740,383
Liabilities
Payable for investments purchased	11,678,315	—	2,076,124
Payable for fund shares redeemed	4,620,113	230,296	1,825,743
Payable to Adviser	2,618,840	55,189	183,802
Accrued 12b-1 fees	157,488	2,935	2,675
Accrued administrative service fees	521,332	18,137	22,420
Payable to affiliates	103,535	2,928	6,956
Payable to auditors	4,660	4,660	4,660
Other accrued expenses	246,417	14,779	23,374
Total Liabilities	19,950,700	328,924	4,145,754
Net Assets	$5,057,769,153	$116,151,772	$318,594,629
Net Assets consist of:
Paid-in capital	$4,678,063,293	$145,004,857	$336,699,721
Accumulated earnings (deficit)	379,705,860	(28,853,085)	(18,105,092)
Net Assets	$5,057,769,153	$116,151,772	$318,594,629

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2022

	Fuller & Thaler	Fuller & Thaler	Fuller & Thaler
	Behavioral Small-	Behavioral Small-	Behavioral Mid-
	Cap Equity Fund	Cap Growth Fund	Cap Value Fund
R6 Shares:
Net Assets	$1,335,836,331	$16,758,943	$177,422,755
Shares outstanding (unlimited number of shares authorized, no par value)	42,260,019	623,092	6,687,391
Net asset value, offering and redemption price per share	$31.61	$26.90	$26.53
Institutional Shares:
Net Assets	$3,439,878,633	$95,248,724	$135,239,334
Shares outstanding (unlimited number of shares authorized, no par value)	109,815,574	3,557,453	5,105,092
Net asset value, offering and redemption price per share	$31.32	$26.77	$26.49
Investor Shares:
Net Assets	$261,785,666	$3,095,185	$5,808,781
Shares outstanding (unlimited number of shares authorized, no par value)	8,423,572	117,246	220,369
Net asset value, offering and redemption price per share	$31.08	$26.40	$26.36
A Shares:
Net Assets	$9,345,235	$340,394	$75,602
Shares outstanding (unlimited number of shares authorized, no par value)	301,427	12,922	2,855
Net asset value, offering and redemption price per share	$31.00	$26.34	$26.48
Maximum offering price per share (Note 1)	$32.89	$27.95	$28.10
C Shares:
Net Assets	$10,923,288	$708,526	$48,157
Shares outstanding (unlimited number of shares authorized, no par value)	358,200	27,466	1,824
Net asset value, offering and redemption price per share	$30.49	$25.80	$26.40

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2022

	Fuller & Thaler	Fuller & Thaler
	Behavioral	Behavioral Small–	Fuller & Thaler
	Unconstrained	Mid Core Equity	Behavioral Micro-
	Equity Fund	Fund	Cap Equity Fund
Assets
Investments in securities at fair value (cost $47,594,291, $7,396,028 and $16,128,491)	$40,419,583	$6,516,041	$13,242,362
Cash and cash equivalents	1,091,399	721,724	439,636
Receivable for fund shares sold	2,750	—	250
Receivable for investments sold	2,846,665	—	18,499
Dividends and interest receivable	23,230	8,038	3,617
Receivable from Adviser	—	4,584	—
Prepaid expenses	27,496	19,134	7,570
Total Assets	44,411,123	7,269,521	13,711,934
Liabilities
Payable for investments purchased	2,086,347	498,706	17,239
Payable for fund shares redeemed	3,206	—	—
Payable to Adviser	21,793	—	8,361
Accrued 12b-1 fees	146	2	—
Accrued administrative service fees	1,635	224	1,381
Payable to affiliates	1,500	1,500	1,500
Payable to auditors	4,660	4,660	4,660
Other accrued expenses	4,501	3,941	4,903
Total Liabilities	2,123,788	509,033	38,044
Net Assets	$42,287,335	$6,760,488	$13,673,890
Net Assets consist of:
Paid-in capital	$63,248,536	$8,591,745	$18,438,912
Accumulated deficit	(20,961,201)	(1,831,257)	(4,765,022)
Net Assets	$42,287,335	$6,760,488	$13,673,890

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Assets and Liabilities (continued)
September 30, 2022

	Fuller & Thaler		Fuller & Thaler
	Behavioral		Behavioral Small–		Fuller & Thaler
	Unconstrained		Mid Core Equity		Behavioral Micro-
	Equity Fund		Fund		Cap Equity Fund
R6 Shares:
Net Assets	$31,913,435
Shares outstanding (unlimited number of shares authorized, no par value)	1,079,808
Net asset value, offering and redemption price per share	$29.55
Institutional Shares:
Net Assets	$10,313,213		$6,757,167		$13,673,890
Shares outstanding (unlimited number of shares authorized, no par value)	349,970		254,635		630,967
Net asset value, offering and redemption price per share	$29.47		$26.54		$21.67
A Shares:
Net Assets	$36,522		$3,321
Shares outstanding (unlimited number of shares authorized, no par value)	1,244		125
Net asset value, offering and redemption price per share	$29.36		$26.49	(a)
Maximum offering price per share (Note 1)	$31.15		$28.11
C Shares:
Net Assets	$24,165
Shares outstanding (unlimited number of shares authorized, no par value)	830
Net asset value, offering and redemption price per share	$29.12	(a)

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Operations
For the year ended September 30, 2022

	Fuller & Thaler	Fuller & Thaler	Fuller & Thaler
	Behavioral Small-	Behavioral Small-	Behavioral Mid-
	Cap Equity Fund	Cap Growth Fund	Cap Value Fund
Investment Income:
Dividend income	$89,906,068	$307,717	$4,655,624
Interest income	83,839	10,647	69,892
Securities lending income	921	222	318
Total investment income	89,990,828	318,586	4,725,834
Expenses:
Adviser	34,290,434	960,591	2,017,914
Administrative Services - Institutional Shares	3,771,299	89,023	97,849
Administrative Services - Investor Shares	396,253	4,210	6,278
Administrative Services - A Shares	11,452	286	18 (a)
12b-1 fees - Investor Shares	717,448	7,413	10,727
12b-1 fees - A Shares	22,572	1,034	93 (a)
12b-1 fees - C Shares	116,622	6,823	244 (a)
Administration	866,646	17,136	41,097
ReFlow fees (Note 9)	357,312	76,284	—
Registration	281,674	72,442	53,141
Fund accounting	276,960	5,477	13,137
Report printing	244,753	9,296	4,701
Custodian	150,814	8,185	14,426
Transfer agent	126,307	2,497	5,988
Legal	44,417	11,417	11,417
Audit and tax preparation	17,960	17,960	17,710
Trustee	14,124	14,124	14,124
Compliance services	6,000	6,000	6,000
Miscellaneous	176,427	30,149	44,619
Total expenses	41,889,474	1,340,347	2,359,483
Fees contractually waived by Adviser	—	(217,496)	(110,343)
Net operating expenses	41,889,474	1,122,851	2,249,140
Net investment income (loss)	48,101,354	(804,265)	2,476,694
Net Realized and Change in Unrealized Gain (Loss) on Investments and In-Kind Redemptions
Net realized gain (loss) on investment securities transactions	72,684,930	(7,160,380)	4,936,781
Net realized gain from in-kind redemptions (Note 2)	88,174,791	10,912,170	—
Net change in unrealized depreciation of investment securities	(903,702,292)	(36,844,976)	(40,291,763)
Net realized and change in unrealized loss on investments and in-kind redemptions	(742,842,571)	(33,093,186)	(35,354,982)
Net decrease in net assets resulting from operations	$(694,741,217)	$(33,897,451)	$(32,878,288)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Operations (continued)
For the year ended September 30, 2022

	Fuller & Thaler	Fuller & Thaler
	Behavioral	Behavioral Small–	Fuller & Thaler
	Unconstrained	Mid Core Equity	Behavioral Micro-
	Equity Fund	Fund	Cap Equity Fund
Investment Income:
Dividend income (net of foreign taxes withheld of $–, $66 and $–)	$564,071	$114,823	$126,146
Interest income	2,694	850	1,362
Securities lending income	13	—	425
Total investment income	566,778	115,673	127,933
Expenses:
Adviser	522,376	47,738	214,668
Administrative Services - Institutional Shares	12,922	3,273	9,250
Administrative Services - A Shares	62	—	—
12b-1 fees - A Shares	151	5 (a)	—
12b-1 fees - C Shares	422	—	—
Registration	82,756	15,907	12,029
ReFlow fees (Note 9)	35,306	3,991	4,931
Audit and tax preparation	16,010	15,260	15,760
Trustee	14,124	14,124	14,124
Legal	11,417	11,417	11,417
Administration	9,396	8,189	8,189
Compliance services	6,000	6,000	6,000
Custodian	4,489	447	1,104
Fund accounting	3,004	2,617	2,617
Report printing	2,279	1,875	1,876
Transfer agent	1,370	1,194	1,194
Miscellaneous	21,402	20,745	21,321
Total expenses	743,486	152,782	324,480
Fees contractually waived and expenses reimbursed by Adviser	(178,975)	(96,132)	(110,062)
Net operating expenses	564,511	56,650	214,418
Net investment income (loss)	2,267	59,023	(86,485)
Net Realized and Change in Unrealized Gain (Loss) on Investments and In-Kind Redemptions
Net realized gain (loss) on investment securities transactions	368,585	(46,839)	308,027
Net realized gain from in-kind redemptions (Note 2)	12,597,793	943,474	1,456,789
Net change in unrealized depreciation of investment securities	(26,068,637)	(2,502,577)	(7,110,954)
Net realized and change in unrealized loss on investments and in-kind redemptions	(13,102,259)	(1,605,942)	(5,346,138)
Net decrease in net assets resulting from operations	$(13,099,992)	$(1,546,919)	$(5,432,623)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets

	Fuller & Thaler Behavioral Small-Cap
	Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$48,101,354	$57,997,513
Net realized gain on investment securities transactions	72,684,930	226,311,871
Net realized gain from in-kind redemptions (Note 2)	88,174,791	—
Net change in unrealized appreciation (depreciation) of investment securities	(903,702,292)	1,193,158,170
Net increase (decrease) in net assets resulting from operations	(694,741,217)	1,477,467,554
Distributions to Shareholders from Earnings:
R6 Shares	(57,984,642)	(3,536,864)
Institutional Shares	(157,276,899)	(9,119,600)
Investor Shares	(10,466,800)	(196,391)
A Shares	(301,760)	(7,720)
C Shares	(389,269)	—
Total distributions	(226,419,370)	(12,860,575)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	719,198,123	569,785,040
Reinvestment of distributions	18,510,488	874,989
Amount paid for shares redeemed	(568,916,210)	(127,038,583)
Total R6 Shares	168,792,401	443,621,446
Institutional Shares:
Proceeds from shares sold	1,715,612,643	1,211,111,480
Reinvestment of distributions	103,296,469	5,984,737
Amount paid for shares redeemed	(1,334,348,730)	(756,157,917)
Total Institutional Shares	484,560,382	460,938,300
Investor Shares:
Proceeds from shares sold	121,905,548	139,414,583
Reinvestment of distributions	9,654,003	181,834
Amount paid for shares redeemed	(98,498,012)	(76,785,283)
Total Investor Shares	33,061,539	62,811,134
A Shares:
Proceeds from shares sold	3,572,956	5,484,289
Reinvestment of distributions	301,511	7,701
Amount paid for shares redeemed	(443,030)	(316,780)
Total A Shares	3,431,437	5,175,210
C Shares:
Proceeds from shares sold	4,389,081	6,335,758
Reinvestment of distributions	354,610	—
Amount paid for shares redeemed	(2,016,553)	(964,099)
Total C Shares	2,727,138	5,371,659
Net increase in net assets resulting from capital transactions	692,572,897	977,917,749
Total Increase (Decrease) in Net Assets	(228,587,690)	2,442,524,728

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap
	Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Net Assets
Beginning of year	5,286,356,843	2,843,832,115
End of year	$5,057,769,153	$5,286,356,843
Share Transactions:
R6 Shares:
Shares sold	20,275,591	17,136,436
Shares issued in reinvestment of distributions	493,591	29,137
Shares redeemed	(16,405,133)	(3,928,440)
Total R6 Shares	4,364,049	13,237,133
Institutional Shares:
Shares sold	47,919,537	36,011,050
Shares issued in reinvestment of distributions	2,778,865	200,898
Shares redeemed	(39,478,485)	(22,730,391)
Total Institutional Shares	11,219,917	13,481,557
Investor Shares:
Shares sold	3,472,850	4,084,077
Shares issued in reinvestment of distributions	261,509	6,133
Shares redeemed	(2,849,011)	(2,284,026)
Total Investor Shares	885,348	1,806,184
A Shares:
Shares sold	101,419	175,469
Shares issued in reinvestment of distributions	8,185	260
Shares redeemed	(12,923)	(9,573)
Total A Shares	96,681	166,156
C Shares:
Shares sold	125,875	186,530
Shares issued in reinvestment of distributions	9,751	—
Shares redeemed	(59,794)	(27,790)
Total C Shares	75,832	158,740

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap
	Growth Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(804,265)	$(737,747)
Net realized gain (loss) on investment securities transactions	(7,160,380)	18,697,597
Net realized gain from in-kind redemptions (Note 2)	10,912,170	—
Net change in unrealized appreciation (depreciation) of investment securities	(36,844,976)	17,382,768
Net increase (decrease) in net assets resulting from operations	(33,897,451)	35,342,618
Distributions to Shareholders from Earnings:
R6 Shares	(883,665)	—
Institutional Shares	(15,967,150)	—
Investor Shares	(589,494)	—
A Shares	(77,567)	—
C Shares	(115,257)	—
Total distributions	(17,633,133)	—
Capital Transactions:
R6 Shares:
Proceeds from shares sold	66,732,025	314,815
Reinvestment of distributions	883,665	—
Amount paid for shares redeemed	(55,919,059)	(10,290,940)
Total R6 Shares	11,696,631	(9,976,125)
Institutional Shares:
Proceeds from shares sold	80,260,542	42,443,625
Reinvestment of distributions	15,871,036	—
Amount paid for shares redeemed	(56,594,840)	(14,463,243)
Total Institutional Shares	39,536,738	27,980,382
Investor Shares:
Proceeds from shares sold	2,617,757	2,024,125
Reinvestment of distributions	583,606	—
Amount paid for shares redeemed	(1,790,652)	(411,361)
Total Investor Shares	1,410,711	1,612,764
A Shares:
Proceeds from shares sold	673,761	663,880
Reinvestment of distributions	77,567	—
Amount paid for shares redeemed	(544,876)	(461,402)
Total A Shares	206,452	202,478
C Shares:
Proceeds from shares sold	357,014	588,919
Reinvestment of distributions	115,257	—
Amount paid for shares redeemed	(152,426)	—
Total C Shares	319,845	588,919
Net increase in net assets resulting from capital transactions	53,170,377	20,408,418
Total Increase in Net Assets	1,639,793	55,751,036

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small-Cap
	Growth Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Net Assets
Beginning of year	114,511,979	58,760,943
End of year	$116,151,772	$114,511,979
Share Transactions:
R6 Shares:
Shares sold	2,181,042	8,611
Shares issued in reinvestment of distributions	22,687	—
Shares redeemed	(1,715,869)	(338,647)
Total R6 Shares	487,860	(330,036)
Institutional Shares:
Shares sold	2,541,201	1,155,641
Shares issued in reinvestment of distributions	409,047	—
Shares redeemed	(1,773,230)	(372,203)
Total Institutional Shares	1,177,018	783,438
Investor Shares:
Shares sold	79,938	56,925
Shares issued in reinvestment of distributions	15,222	—
Shares redeemed	(52,752)	(10,129)
Total Investor Shares	42,408	46,796
A Shares:
Shares sold	20,078	17,729
Shares issued in reinvestment of distributions	2,027	—
Shares redeemed	(17,612)	(11,463)
Total A Shares	4,493	6,266
C Shares:
Shares sold	12,017	15,955
Shares issued in reinvestment of distributions	3,063	—
Shares redeemed	(4,600)	—
Total C Shares	10,480	15,955

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap
	Value Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,476,694	$772,764
Net realized gain on investment securities transactions	4,936,781	3,068,163
Net change in unrealized appreciation (depreciation) of investment securities	(40,291,763)	17,453,174
Net increase (decrease) in net assets resulting from operations	(32,878,288)	21,294,101
Distributions to Shareholders from Earnings:
R6 Shares	(2,988,455)	(156,051)
Institutional Shares	(557,522)	(50,922)
Investor Shares	(49,458)	(1,969)
Total distributions	(3,595,435)	(208,942)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	34,440,355	118,763,065
Reinvestment of distributions	2,517,596	156,052
Amount paid for shares redeemed	(605,744)	(93,007)
Total R6 Shares	36,352,207	118,826,110
Institutional Shares:
Proceeds from shares sold	157,420,342	13,487,860
Reinvestment of distributions	547,104	50,587
Amount paid for shares redeemed	(30,549,168)	(2,459,449)
Total Institutional Shares	127,418,278	11,078,998
Investor Shares:
Proceeds from shares sold	5,174,628	1,125,958
Reinvestment of distributions	48,585	1,903
Amount paid for shares redeemed	(1,127,597)	(248,384)
Total Investor Shares	4,095,616	879,477
A Shares:
Proceeds from shares sold	86,625 (a)	—
Total A Shares	86,625	—
C Shares:
Proceeds from shares sold	53,702 (a)	—
Total C Shares	53,702	—
Net increase in net assets resulting from capital transactions	168,006,428	130,784,585
Total Increase in Net Assets	131,532,705	151,869,744

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Mid-Cap
	Value Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Net Assets
Beginning of year	187,061,924	35,192,180
End of year	$318,594,629	$187,061,924
Share Transactions:
R6 Shares:
Shares sold	1,148,183	4,194,934
Shares issued in reinvestment of distributions	81,801	6,721
Shares redeemed	(19,390)	(4,808)
Total R6 Shares	1,210,594	4,196,847
Institutional Shares:
Shares sold	5,244,805	472,023
Shares issued in reinvestment of distributions	17,787	2,179
Shares redeemed	(1,052,162)	(97,106)
Total Institutional Shares	4,210,430	377,096
Investor Shares:
Shares sold	169,207	41,032
Shares issued in reinvestment of distributions	1,585	82
Shares redeemed	(37,498)	(9,212)
Total Investor Shares	133,294	31,902
A Shares:
Shares sold	2,855 (a)	—
Total A Shares	2,855	—
C Shares:
Shares sold	1,824 (a)	—
Total C Shares	1,824	—

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral
	Unconstrained Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$2,267	$(59,918)
Net realized gain on investment securities transactions	368,585	19,504
Net realized gain from in-kind redemptions (Note 2)	12,597,793	6,895,451
Net change in unrealized appreciation (depreciation) of investment securities	(26,068,637)	13,260,070
Net increase (decrease) in net assets resulting from operations	(13,099,992)	20,115,107
Distributions to Shareholders from Earnings:
R6 Shares	—	(167,041)
Institutional Shares	—	(24,921)
Total distributions	—	(191,962)
Capital Transactions:
R6 Shares:
Proceeds from shares sold	44,560,789	26,430,542
Reinvestment of distributions	—	167,041
Amount paid for shares redeemed	(71,396,011)	(17,721,878)
Total R6 Shares	(26,835,222)	8,875,705
Institutional Shares:
Proceeds from shares sold	5,604,275	3,156,838
Reinvestment of distributions	—	24,471
Amount paid for shares redeemed	(2,296,189)	(4,295,530)
Total Institutional Shares	3,308,086	(1,114,221)
A Shares:
Proceeds from shares sold	63,000	48,500 (a)
Amount paid for shares redeemed	(53,435)	—
Total A Shares	9,565	48,500
C Shares:
Proceeds from shares sold	40,096	25,380 (a)
Amount paid for shares redeemed	(28,842)	—
Total C Shares	11,254	25,380
Net increase (decrease) in net assets resulting from capital transactions	(23,506,317)	7,835,364
Total Increase (Decrease) in Net Assets	(36,606,309)	27,758,509

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral
	Unconstrained Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Net Assets
Beginning of year	78,893,644	51,135,135
End of year	$42,287,335	$78,893,644
Share Transactions:
R6 Shares:
Shares sold	1,219,575	704,376
Shares issued in reinvestment of distributions	—	5,223
Shares redeemed	(1,941,964)	(477,672)
Total R6 Shares	(722,389)	231,927
Institutional Shares:
Shares sold	145,986	86,627
Shares issued in reinvestment of distributions	—	768
Shares redeemed	(65,427)	(109,741)
Total Institutional Shares	80,559	(22,346)
A Shares:
Shares sold	1,569	1,244 (a)
Shares redeemed	(1,569)	—
Total A Shares	—	1,244
C Shares:
Shares sold	1,093	659 (a)
Shares redeemed	(922)	—
Total C Shares	171	659

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Small–Mid
	Core Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$59,023	$13,797
Net realized gain (loss) on investment securities transactions	(46,839)	320,643
Net realized gain from in-kind redemptions (Note 2)	943,474	—
Net change in unrealized appreciation (depreciation) of investment securities	(2,502,577)	1,339,963
Net increase (decrease) in net assets resulting from operations	(1,546,919)	1,674,403
Distributions to Shareholders from Earnings:
Institutional Shares	(268,615)	(14,032)
Total distributions	(268,615)	(14,032)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	8,388,927	372,993
Reinvestment of distributions	260,844	14,032
Amount paid for shares redeemed	(5,226,804)	(874)
Total Institutional Shares	3,422,967	386,151
A Shares:
Proceeds from shares sold	4,054 (a)	—
Total A Shares	4,054	—
Net increase in net assets resulting from capital transactions	3,427,021	386,151
Total Increase in Net Assets	1,611,487	2,046,522
Net Assets
Beginning of year	5,149,001	3,102,479
End of year	$6,760,488	$5,149,001
Share Transactions:
Institutional Shares:
Shares sold	259,259	11,136
Shares issued in reinvestment of distributions	7,371	470
Shares redeemed	(155,080)	(35)
Total Institutional Shares	111,550	11,571
A Shares:
Shares sold	125 (a)	—
Total A Shares	125	—

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Statements of Changes in Net Assets (continued)

	Fuller & Thaler Behavioral Micro-Cap
	Equity Fund
	For the Year Ended	For the Year Ended
	September 30, 2022	September 30, 2021

Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(86,485)	$(6,214)
Net realized gain on investment securities transactions	308,027	1,970,313
Net realized gain from in-kind redemptions (Note 2)	1,456,789	—
Net change in unrealized appreciation (depreciation) of investment securities	(7,110,954)	3,693,099
Net increase (decrease) in net assets resulting from operations	(5,432,623)	5,657,198
Distributions to Shareholders from Earnings:
Institutional Shares	(1,152,556)	(32,418)
Total distributions	(1,152,556)	(32,418)
Capital Transactions:
Institutional Shares:
Proceeds from shares sold	11,606,649	4,302,596
Reinvestment of distributions	1,141,910	32,418
Amount paid for shares redeemed	(6,184,172)	(2,034,876)
Total Institutional Shares	6,564,387	2,300,138
Net increase in net assets resulting from capital transactions	6,564,387	2,300,138
Total Increase (Decrease) in Net Assets	(20,792)	7,924,918
Net Assets
Beginning of year	13,694,682	5,769,764
End of year	$13,673,890	$13,694,682
Share Transactions:
Institutional Shares:
Shares sold	432,350	130,964
Shares issued in reinvestment of distributions	34,561	1,238
Shares redeemed	(233,412)	(59,029)
Total Institutional Shares	233,499	73,173

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund - R6 Shares
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended September 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$36.83	$24.76	$25.39		$26.76	$24.25
Income from investment operations:
Net investment income(a)	0.33	0.49	0.11		0.17	0.18
Net realized and unrealized gain (loss) on investments	(4.09)	11.71	(0.61	) (b)	(1.40)	2.40
Total from investment operations	(3.76)	12.20	(0.50)		(1.23)	2.58
Less distributions to shareholders from:
Net investment income	(0.18)	(0.13)	(0.13)		(0.14)	(0.07)
Net realized gains	(1.28)	—	—		—	—
Total from distributions	(1.46)	(0.13)	(0.13)		(0.14)	(0.07)
Net asset value, end of year	$31.61	$36.83	$24.76		$25.39	$26.76
Total Return (c)	(10.81)%	49.38%	(2.02)%		(4.54)%	10.68%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$1,335,836	$1,395,653	$610,476		$184,779	$55,160
Before waiver or recoupment:
Ratio of expenses to average net assets	0.65%	0.64%	0.69%		0.72%	0.74%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.65%	0.64%	0.69%		0.72%	0.76%
Ratio of net investment income to average net assets	0.94%	1.42%	0.47%		0.69%	0.71%
Portfolio turnover(d)(e)	35%	31%	54%		38%	35%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – Institutional Shares
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended September 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$36.51	$24.55	$25.18		$26.55	$24.07
Income from investment operations:
Net investment income(a)	0.29	0.44	0.09		0.15	0.15
Net realized and unrealized gain (loss) on investments	(4.05)	11.62	(0.61	) (b)	(1.40)	2.39
Total from investment operations	(3.76)	12.06	(0.52)		(1.25)	2.54
Less distributions to shareholders from:
Net investment income	(0.15)	(0.10)	(0.11)		(0.12)	(0.06)
Net realized gains	(1.28)	—	—		—	—
Total from distributions	(1.43)	(0.10)	(0.11)		(0.12)	(0.06)
Net asset value, end of year	$31.32	$36.51	$24.55		$25.18	$26.55
Total Return (c)	(10.90)%	49.24%	(2.11)%		(4.65)%	10.59%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$3,439,879	$3,599,929	$2,089,639		$1,620,327	$915,898
Before waiver or recoupment:
Ratio of expenses to average net assets	0.74%	0.75%	0.79%		0.82%	0.84%
After waiver or recoupment:
Ratio of net expenses to average net assets	0.74%	0.75%	0.79%		0.82%	0.86%
Ratio of net investment income to average net assets	0.83%	1.28%	0.36%		0.60%	0.59%
Portfolio turnover(d)(e)	35%	31%	54%		38%	35%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – Investor Shares
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended September 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$36.25	$24.39	$25.02		$26.36	$23.91
Income from investment operations:
Net investment income(a)	0.19	0.34	0.02		0.09	0.08
Net realized and unrealized gain (loss) on investments	(4.02)	11.55	(0.62	) (b)	(1.38)	2.39
Total from investment operations	(3.83)	11.89	(0.60)		(1.29)	2.47
Less distributions to shareholders from:
Net investment income	(0.06)	(0.03)	(0.03)		(0.05)	(0.02)
Net realized gains	(1.28)	—	—		—	—
Total from distributions	(1.34)	(0.03)	(0.03)		(0.05)	(0.02)
Net asset value, end of year	$31.08	$36.25	$24.39		$25.02	$26.36
Total Return (c)	(11.15)%	48.79%	(2.40)%		(4.89)%	10.35%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$261,786	$273,271	$139,789		$124,550	$144,856
Before waiver or recoupment:
Ratio of expenses to average net assets	1.03%	1.03%	1.08%		1.10%	1.13%
After waiver or recoupment:
Ratio of net expenses to average net assets	1.03%	1.03%	1.08%		1.10%	1.10%
Ratio of net investment income to average net assets	0.55%	1.01%	0.07%		0.38%	0.32%
Portfolio turnover(d)(e)	35%	31%	54%		38%	35%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(e)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – A Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,				For the
					Period
					Ended
					September
	2022	2021	2020		30, 2019(a)
Net asset value, beginning of period	$36.18	$24.38	$25.04		$20.99
Income from investment operations:
Net investment income(b)	0.21	0.40	0.01		0.07
Net realized and unrealized gain (loss) on investments	(4.04)	11.48	(0.58	) (c)	3.98
Total from investment operations	(3.83)	11.88	(0.57)		4.05
Less distributions to shareholders from:
Net investment income	(0.07)	(0.08)	(0.09)		—
Net realized gains	(1.28)	—	—		—
Total from distributions	(1.35)	(0.08)	(0.09)		—
Net asset value, end of period	$31.00	$36.18	$24.38		$25.04
Total Return (excludes sales charge)(d)	(11.15)%	48.80%	(2.31)%		19.29	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$9,345	$7,408	$941		$575
Before waiver or recoupment:
Ratio of expenses to average net assets	1.02%	1.02%	1.13%		1.01	% (f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.02%	1.02%	1.13%		1.01	% (f)
Ratio of net investment income to average net assets	0.60%	1.15%	0.05%		0.37	% (f)
Portfolio turnover(g)(h)	35%	31%	54%		38	% (e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Equity Fund – C Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,				For the
					Period
					Ended
					September
	2022	2021	2020		30, 2019(a)
Net asset value, beginning of period	$35.75	$24.16	$24.92		$20.99
Income from investment operations:
Net investment income (loss)(b)	(0.02)	0.17	(0.12)		(0.09)
Net realized and unrealized gain (loss) on investments	(3.96)	11.42	(0.61	) (c)	4.02
Total from investment operations	(3.98)	11.59	(0.73)		3.93
Less distributions to shareholders from:
Net investment income	—	—	(0.03)		—
Net realized gains	(1.28)	—	—		—
Total from distributions	(1.28)	—	(0.03)		—
Net asset value, end of period	$30.49	$35.75	$24.16		$24.92
Total Return (excludes sales charge)(d)	(11.70)%	47.97%	(2.95)%		18.72	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,923	$10,096	$2,987		$472
Before waiver or recoupment:
Ratio of expenses to average net assets	1.65%	1.64%	1.69%		1.72	% (f)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.65%	1.64%	1.69%		1.72	% (f)
Ratio of net investment income (loss) to average net assets	(0.05)%	0.50%	(0.52)%		0.46	% (f)
Portfolio turnover(g)(h)	35%	31%	54%		38	% (e)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Equity Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - R6 Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,					For the
						Period
						Ended
						September
	2022	2021	2020	2019		30, 2018(a)
Net asset value, beginning of period	$43.92	$28.12	$21.73	$26.95		$20.00
Income from investment operations:
Net investment loss(b)	(0.15)	(0.27)	(0.14)	(0.10)		(0.11)
Net realized and unrealized gain (loss) on investments	(10.34)	16.07	6.53	(5.12)		7.06
Total from investment operations	(10.49)	15.80	6.39	(5.22)		6.95
Less distributions to shareholders from:
Net realized gains	(6.53)	—	—	—		—
Total from distributions	(6.53)	—	—	—		—
Net asset value, end of period	$26.90	$43.92	$28.12	$21.73		$26.95
Total Return (c)	(28.48)%	56.19%	29.41%	(19.37)%		34.75	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$16,759	$5,940	$13,083	$2,191		$2,993
Before waiver or recoupment:
Ratio of expenses to average net assets	1.09%	1.06%	1.63%	2.19%		4.42	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.92	% (f)	0.90	% (e)
Ratio of net investment loss to average net assets	(0.46)%	(0.73)%	(0.57)%	(0.45)%		(0.60	)% (e)
Portfolio turnover(g)(h)	102%	114%	128%	127%		71	% (d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,					For the
						Period
						Ended
						September
	2022	2021	2020	2019		30, 2018(a)
Net asset value, beginning of period	$43.79	$28.06	$21.69	$26.93		$20.00
Income from investment operations:
Net investment loss(b)	(0.24)	(0.31)	(0.16)	(0.11)		(0.14)
Net realized and unrealized gain (loss) on investments	(10.25)	16.04	6.53	(5.13)		7.07
Total from investment operations	(10.49)	15.73	6.37	(5.24)		6.93
Less distributions to shareholders from:
Net realized gains	(6.53)	—	—	—		—
Total from distributions	(6.53)	—	—	—		—
Net asset value, end of period	$26.77	$43.79	$28.06	$21.69		$26.93
Total Return (c)	(28.57)%	56.06%	29.37%	(19.46)%		34.65	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$95,249	$104,236	$44,808	$13,359		$9,257
Before waiver or recoupment:
Ratio of expenses to average net assets	1.18%	1.12%	1.71%	2.25%		4.55	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.00	% (f)	0.99	% (e)
Ratio of net investment loss to average net assets	(0.72)%	(0.79)%	(0.65)%	(0.48)%		(0.70	)% (e)
Portfolio turnover(g)(h)	102%	114%	128%	127%		71	% (d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Includes interest expense of 0.01% for the fiscal year ended September 30, 2019.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - Investor Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,					For the
						Period
						Ended
						September
	2022	2021	2020	2019		30, 2018(a)
Net asset value, beginning of period	$43.36	$27.86	$21.60	$26.88		$20.00
Income from investment operations:
Net investment loss(b)	(0.33)	(0.41)	(0.22)	(0.19)		(0.18)
Net realized and unrealized gain (loss) on investments	(10.10)	15.91	6.48	(5.09)		7.06
Total from investment operations	(10.43)	15.50	6.26	(5.28)		6.88
Less distributions to shareholders from:
Net realized gains	(6.53)	—	—	—		—
Total from distributions	(6.53)	—	—	—		—
Net asset value, end of period	$26.40	$43.36	$27.86	$21.60		$26.88
Total Return (c)	(28.74)%	55.64%	28.98%	(19.64)%		34.40	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3,095	$3,245	$781	$153		$481
Before waiver or recoupment:
Ratio of expenses to average net assets	1.48%	1.44%	1.98%	2.57%		4.77	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.27	% (f)	1.24	% (e)
Ratio of net investment loss to average net assets	(0.99)%	(1.04)%	(0.87)%	(0.85)%		(0.92	)% (e)
Portfolio turnover(g)(h)	102%	114%	128%	127%		71	% (d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Includes interest expense of 0.02% for the fiscal year ended September 30, 2019.

(g)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - A Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$43.30	$27.83	$21.59	$19.59
Income from investment operations:
Net investment loss(b)	(0.34)	(0.43)	(0.24)	(0.13)
Net realized and unrealized gain (loss) on investments	(10.09)	15.90	6.48	2.13
Total from investment operations	(10.43)	15.47	6.24	2.00
Less distributions to shareholders from:
Net realized gains	(6.53)	—	—	—
Total from distributions	(6.53)	—	—	—
Net asset value, end of period	$26.34	$43.30	$27.83	$21.59
Total Return (excludes sales charge)(c)	(28.78)%	55.59%	28.90%	10.21	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$340	$365	$60	$4
Before waiver or recoupment:
Ratio of expenses to average net assets	1.41%	1.35%	1.91%	2.15	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30%	1.30%	1.30	% (e)
Ratio of net investment loss to average net assets	(1.04)%	(1.08)%	(0.95)%	(0.75	)% (e)
Portfolio turnover(f)(g)	102%	114%	128%	127	% (d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Cap Growth Fund - C Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$42.72	$27.60	$21.51	$19.59
Income from investment operations:
Net investment loss(b)	(0.49)	(0.64)	(0.36)	(0.22)
Net realized and unrealized gain (loss) on investments	(9.90)	15.76	6.45	2.14
Total from investment operations	(10.39)	15.12	6.09	1.92
Less distributions to shareholders from:
Net realized gains	(6.53)	—	—	—
Total from distributions	(6.53)	—	—	—
Net asset value, end of period	$25.80	$42.72	$27.60	$21.51
Total Return (excludes sales charge)(c)	(29.12)%	54.78%	28.31%	9.80	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$709	$726	$28	$2
Before waiver or recoupment:
Ratio of expenses to average net assets	2.09%	2.03%	2.62%	2.87	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80%	1.80%	1.80	% (e)
Ratio of net investment loss to average net assets	(1.52)%	(1.59)%	(1.45)%	(1.27	)% (e)
Portfolio turnover(f)(g)	102%	114%	128%	127	% (d)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Cap Growth Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Cap Growth Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - R6 Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,				For the
					Period
					Ended
					September
	2022	2021	2020	2019	30, 2018(a)
Net asset value, beginning of period	$28.97	$19.00	$21.49	$20.56	$20.00
Income from investment operations:
Net investment income(b)	0.28	0.24	0.27	0.20	0.13
Net realized and unrealized gain (loss) on investments	(2.21)	9.85	(2.47)	0.85	0.43
Total from investment operations	(1.93)	10.09	(2.20)	1.05	0.56
Less distributions to shareholders from:
Net investment income	(0.18)	(0.12)	(0.15)	(0.11)	—
Net realized gains	(0.33)	—	(0.14)	(0.01)	—
Total from distributions	(0.51)	(0.12)	(0.29)	(0.12)	—
Net asset value, end of period	$26.53	$28.97	$19.00	$21.49	$20.56
Total Return (c)	(6.90)%	53.28%	(10.42)%	5.23%	2.80	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$177,423	$158,664	$24,324	$2,403	$2,361
Before waiver or recoupment:
Ratio of expenses to average net assets	0.83%	0.90%	1.39%	1.72%	4.29	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80	% (e)
Ratio of net investment income to average net assets	0.92%	0.88%	1.36%	0.98%	0.82	% (e)
Portfolio turnover(f)	12%	14%	30%	12%	44	% (d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,				For the
					Period
					Ended
					September
	2022	2021	2020	2019	30, 2018(a)
Net asset value, beginning of period	$28.94	$18.98	$21.47	$20.56	$20.00
Income from investment operations:
Net investment income(b)	0.28	0.20	0.21	0.18	0.14
Net realized and unrealized gain (loss) on investments	(2.24)	9.86	(2.43)	0.85	0.42
Total from investment operations	(1.96)	10.06	(2.22)	1.03	0.56
Less distributions to shareholders from:
Net investment income	(0.16)	(0.10)	(0.13)	(0.11)	—
Net realized gains	(0.33)	—	(0.14)	(0.01)	—
Total from distributions	(0.49)	(0.10)	(0.27)	(0.12)	—
Net asset value, end of period	$26.49	$28.94	$18.98	$21.47	$20.56
Total Return (c)	(7.00)%	53.13%	(10.51)%	5.09%	2.80	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$135,239	$25,889	$9,826	$12,511	$10,621
Before waiver or recoupment:
Ratio of expenses to average net assets	0.95%	1.02%	1.49%	1.81%	4.41	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.89	% (e)
Ratio of net investment income to average net assets	0.94%	0.76%	1.05%	0.90%	0.89	% (e)
Portfolio turnover(f)	12%	14%	30%	12%	44	% (d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - Investor Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,				For the
					Period
					Ended
					September
	2022	2021	2020	2019	30, 2018(a)
Net asset value, beginning of period	$28.82	$18.90	$21.39	$20.50	$20.00
Income from investment operations:
Net investment income(b)	0.19	0.13	0.15	0.14	0.10
Net realized and unrealized gain (loss) on investments	(2.22)	9.82	(2.41)	0.84	0.40
Total from investment operations	(2.03)	9.95	(2.26)	0.98	0.50
Less distributions to shareholders from:
Net investment income	(0.10)	(0.03)	(0.09)	(0.08)	—
Net realized gains	(0.33)	—	(0.14)	(0.01)	—
Total from distributions	(0.43)	(0.03)	(0.23)	(0.09)	—
Net asset value, end of period	$26.36	$28.82	$18.90	$21.39	$20.50
Total Return (c)	(7.23)%	52.70%	(10.72)%	4.84%	2.50	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$5,809	$2,509	$1,043	$1,676	$344
Before waiver or recoupment:
Ratio of expenses to average net assets	1.23%	1.31%	1.76%	2.10%	4.65	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.14	% (e)
Ratio of net investment income to average net assets	0.63%	0.50%	0.78%	0.70%	0.65	% (e)
Portfolio turnover(f)	12%	14%	30%	12%	44	% (d)

(a)	For the period December 21, 2017 (commencement of operations) to September 30, 2018.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - A Shares
Financial Highlights
(For a share outstanding during the period)

	For the
	Period
	Ended
	September
	30, 2022(a)
Net asset value, beginning of period	$29.98
Income from investment operations:
Net investment income(b)	0.14
Net realized and unrealized loss on investments	(3.64)
Total from investment operations	(3.50)
Net asset value, end of period	$26.48
Total Return (excludes sales charge)(c)	(11.67	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$76
Before waiver or recoupment:
Ratio of expenses to average net assets	1.14	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.14	% (e)
Ratio of net investment income to average net assets	0.83	% (e)
Portfolio turnover(f)	12	% (d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Mid-Cap Value Fund - C Shares
Financial Highlights
(For a share outstanding during the period)

	For the
	Period
	Ended
	September
	30, 2022(a)
Net asset value, beginning of period	$29.98
Income from investment operations:
Net investment income(b)	0.02
Net realized and unrealized loss on investments	(3.60)
Total from investment operations	(3.58)
Net asset value, end of period	$26.40
Total Return (excludes sales charge)(c)	(11.94	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$48
Before waiver or recoupment:
Ratio of expenses to average net assets	1.84	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.70	% (e)
Ratio of net investment income to average net assets	0.14	% (e)
Portfolio turnover(f)	12	% (d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Mid-Cap Value Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Mid-Cap Value Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - R6 Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$38.06	$27.47	$25.83	$20.00
Income from investment operations:
Net investment income (loss)(b)	0.01	(0.03)	0.04	0.07
Net realized and unrealized gain (loss) on investments	(8.52)	10.73	1.82	5.76
Total from investment operations	(8.51)	10.70	1.86	5.83
Less distributions to shareholders from:
Net investment income	—	(0.03)	(0.10)	—
Net realized gains	—	(0.08)	(0.12)	—
Total from distributions	—	(0.11)	(0.22)	—
Net asset value, end of period	$29.55	$38.06	$27.47	$25.83
Total Return (c)	(22.36)%	39.01%	7.22%	29.15	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$31,913	$68,584	$43,131	$1,368
Before waiver or recoupment:
Ratio of expenses to average net assets	1.19%	1.02%	1.67%	4.33	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90	% (e)
Ratio of net investment income (loss) to average net assets	0.02%	(0.07)%	0.15%	0.41	% (e)
Portfolio turnover(f)(g)	25%	38%	32%	10	% (d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$38.00	$27.43	$25.81	$20.00
Income from investment operations:
Net investment income (loss)(b)	(0.02)	(0.06)	0.01	0.08
Net realized and unrealized gain (loss) on investments	(8.51)	10.72	1.81	5.73
Total from investment operations	(8.53)	10.66	1.82	5.81
Less distributions to shareholders from:
Net investment income	—	(0.01)	(0.08)	—
Net realized gains	—	(0.08)	(0.12)	—
Total from distributions	—	(0.09)	(0.20)	—
Net asset value, end of period	$29.47	$38.00	$27.43	$25.81
Total Return (c)	(22.45)%	38.90%	7.09%	29.05	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$10,313	$10,238	$8,004	$3,265
Before waiver or recoupment:
Ratio of expenses to average net assets	1.31%	1.12%	1.77%	4.39	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99	% (e)
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.17)%	0.03%	0.42	% (e)
Portfolio turnover(f)(g)	25%	38%	32%	10	% (d)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - A Shares
Financial Highlights
(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	September	September
	30, 2022	30, 2021(a)
Net asset value, beginning of period	$37.99	$37.77
Income from investment operations:
Net investment loss(b)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	(8.49)	0.30
Total from investment operations	(8.63)	0.22
Net asset value, end of period	$29.36	$37.99
Total Return (excludes sales charge)(c)	(22.72)%	0.58	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$37	$47
Before waiver or recoupment:
Ratio of expenses to average net assets	1.56%	1.31	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.30%	1.30	% (e)
Ratio of net investment loss to average net assets	(0.38)%	(0.61	)% (e)
Portfolio turnover(f)(g)	25%	38	% (d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Unconstrained Equity Fund - C Shares
Financial Highlights
(For a share outstanding during each period)

		For the
	For the	Period
	Year Ended	Ended
	September	September
	30, 2022	30, 2021(a)
Net asset value, beginning of period	$37.93	$37.77
Income from investment operations:
Net investment loss(b)	(0.28)	(0.14)
Net realized and unrealized gain (loss) on investments	(8.53)	0.30
Total from investment operations	(8.81)	0.16
Net asset value, end of period	$29.12	$37.93
Total Return (excludes sales charge)(c)	(23.23)%	0.42	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$24	$25
Before waiver or recoupment:
Ratio of expenses to average net assets	2.21%	2.05	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.80%	1.80	% (e)
Ratio of net investment loss to average net assets	(0.80)%	(1.06	)% (e)
Portfolio turnover(f)(g)	25%	38	% (d)

(a)	For the period May 27, 2021 (commencement of operations) to September 30, 2021.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Unconstrained Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Unconstrained Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$35.99	$23.59	$23.96	$20.00
Income from investment operations:
Net investment income(b)	0.32	0.10	0.13	0.13
Net realized and unrealized gain (loss) on investments	(7.80)	12.41	0.04 (c)	3.83
Total from investment operations	(7.48)	12.51	0.17	3.96
Less distributions to shareholders from:
Net investment income	(0.13)	(0.11)	(0.15)	—
Net realized gains	(1.84)	—	(0.39)	—
Total from distributions	(1.97)	(0.11)	(0.54)	—
Net asset value, end of period	$26.54	$35.99	$23.59	$23.96
Total Return (d)	(22.13)%	53.10%	0.63%	19.80	% (e)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$6,757	$5,149	$3,102	$2,494
Before waiver or recoupment:
Ratio of expenses to average net assets	2.56%	2.69%	4.09%	6.27	% (f)
After waiver or recoupment:
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95	% (f)
Ratio of net investment income to average net assets	0.99%	0.30%	0.59%	0.73	% (f)
Portfolio turnover(g)(h)	37%	35%	35%	25	% (e)

(a)	For the period December 26, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.

(e)	Not annualized.

(f)	Annualized.

(g)	Portfolio turnover is calculated on the basis on the Small-Mid Core Equity Fund as a whole without distinguishing among the classes of shares.

(h)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Small-Mid Core Equity Fund - A Shares
Financial Highlights
(For a share outstanding during the period)

	For the
	Period
	Ended
	September
	30, 2022(a)
Net asset value, beginning of period	$32.58
Income from investment operations:
Net investment income(b)	0.17
Net realized and unrealized loss on investments	(6.26)
Total from investment operations	(6.09)
Net asset value, end of period	$26.49
Total Return (excludes sales charge)(c)	(18.69	)% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$3
Before waiver or recoupment:
Ratio of expenses to average net assets	2.72	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.26	% (e)
Ratio of net investment income to average net assets	1.00	% (e)
Portfolio turnover(f)(g)	37	% (d)

(a)	For the period March 10, 2022 (commencement of operations) to September 30, 2022.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Small-Mid Core Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis on the Small-Mid Core Equity Fund as a whole without distinguishing among the classes of shares.

(g)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Behavioral Micro-Cap Equity Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$34.45	$17.79	$21.70	$20.00
Income from investment operations:
Net investment income (loss)(b)	(0.17)	(0.02)	0.16	(0.20)
Net realized and unrealized gain (loss) on investments	(9.86)	16.78	(2.95)	1.90
Total from investment operations	(10.03)	16.76	(2.79)	1.70
Less distributions to shareholders from:
Net investment income	—	(0.10)	—	—
Net realized gains	(2.75)	—	(1.12)	—
Total from distributions	(2.75)	(0.10)	(1.12)	—
Net asset value, end of period	$21.67	$34.45	$17.79	$21.70
Total Return (c)	(31.87)%	94.37%	(13.88)%	8.50	% (d)
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$13,674	$13,695	$5,770	$2,819
Before waiver or recoupment:
Ratio of expenses to average net assets	2.19%	2.30%	4.33%	5.28	% (e)
After waiver or recoupment:
Ratio of net expenses to average net assets	1.45%	1.52%	1.75%	1.75	% (e)
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.05)%	0.90%	(1.16	)% (e)
Portfolio turnover(f)	74%	78%	82%	42	% (d)

(a)	For the period December 28, 2018 (commencement of operations) to September 30, 2019.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Micro-Cap Equity Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover excludes securities delivered as a result of a redemption in-kind.

See accompanying notes which are an integral part of these financial statements.

Fuller & Thaler Funds
Notes to the Financial Statements
September 30, 2022

NOTE 1. ORGANIZATION

The Fuller & Thaler Behavioral Small-Cap Equity Fund (the “Small-Cap Equity Fund”), the Fuller & Thaler Behavioral Small-Cap Growth Fund (the “Small-Cap Growth Fund”), the Fuller & Thaler Behavioral Mid-Cap Value Fund (the “Mid-Cap Value Fund”), the Fuller & Thaler Behavioral Unconstrained Equity Fund (the “Unconstrained Equity Fund”), the Fuller & Thaler Behavioral Small-Mid Core Equity Fund (the “Small-Mid Core Equity Fund”) and the Fuller & Thaler Behavioral Micro-Cap Equity Fund (the “Micro-Cap Equity Fund”) (each a “Fund” and, collectively the “Funds”) were each registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified (Unconstrained Equity Fund is non-diversified) series of Capitol Series Trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds’ investment adviser is Fuller & Thaler Asset Management, Inc. (the “Adviser” or “Fuller & Thaler”). The investment objective of each Fund is to seek long-term capital appreciation.

The Small-Cap Equity Fund, Small-Cap Growth Fund and Mid-Cap Value Fund each currently offer five share classes: R6 Shares, Institutional Shares, Investor Shares, A Shares and C Shares. The Unconstrained Equity Fund currently offers four share classes: R6 Shares, Institutional Shares, A Shares and C Shares. The Unconstrained Equity Fund’s Investor Shares have been approved by the Board, but are not yet available for purchase. The Small-Mid Core Equity Fund currently offers two share classes: Institutional Shares and A Shares. The Micro-Cap Equity Fund currently offers one share class: Institutional Shares. A Shares have a maximum sales charge on purchases of up to 5.75% and a Contingent Deferred Sales Charge (“CDSC”) on redemptions made within 12 months from the date of purchase and a CDSC of 0.50% on redemptions made more than 12 months but less than 18 months from the date of purchase. C Shares impose a 1.00% CDSC on redemptions made within 12 months from the date of purchase. A Shares and C Shares may be purchased without a sales charge under certain circumstances. Each share represents an equal proportionate interest in the assets and liabilities belonging to each Fund and is entitled to such dividends and distributions out of income belonging to each Fund as are declared by the Board.

The Small-Cap Equity Fund is the accounting successor to a series of Allianz Funds Multi-Strategy Trust, which commenced operations on September 8, 2011, and for which the Adviser served as the sole sub-adviser (the “Predecessor Fund”). In a transaction that was consummated on October 23, 2015 (the “Reorganization”), the Small-Cap Equity Fund acquired the assets and liabilities of: the A, C, and D Classes of the Predecessor Fund,

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

which became the Investor Shares of the Small-Cap Equity Fund; the Class P Shares of the Predecessor Fund, which became the Institutional Shares of the Small-Cap Equity Fund; and the Institutional Shares of the Predecessor Fund, which became the R6 Shares of the Small-Cap Equity Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

In-Kind Redemptions – The Funds intend to redeem shares in cash. However, if the amount an investor is redeeming is over the lesser of $250,000 or 1% of a Fund’s NAV, the Funds have the right to redeem such shares by giving the investor the amount that exceeds the lesser of $250,000 or 1% of a Fund’s NAV in securities instead of cash, which is referred to as a “redemption in-kind.” In the event that a redemption in kind is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

During the fiscal year ended September 30, 2022, the following Funds had shares redeemed that included in-kind redemption transactions:

	Redemptions In-Kind
		Value of
Fund / Class	Shares	Securities	Cash	Total Amount	Realized Gains
Small-Cap Equity Fund - R6 Shares	4,523,512	$147,485,178	$5,379,421	$152,864,599	$88,174,791
Small-Cap Growth Fund - R6 Shares	956,391	30,388,463	960,546	31,349,009	10,912,170
Mid-Cap Value Fund - R6 Shares	—	-—	—	—	—
Unconstrained Equity Fund - R6 Shares	1,106,863	38,829,738	1,230,706	40,060,444	12,597,793
Small-Mid Core Equity Fund - Institutional Shares	57,260	1,800,716	59,303	1,860,019	943,474
Micro-Cap Equity Fund - Institutional Shares	93,098	2,349,236	76,767	2,426,002	1,456,789

The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. Such net gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Funds’ net assets or NAV per share.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date and are included in dividend income. The calendar year-end classification of distributions received from REITs, which may include return of capital, during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified among the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends, if any, have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with BMO Harris Bank N.A. (“BMO”). Following the execution of the SLA, BMO sold its securities lending business to Mitsubishi UFJ Trust and Banking Corp. (“Mitsubishi”) pursuant to a contract in which BMO agreed to transfer its securities lending business to Mitsubishi, and to transfer and assign client contracts related to its securities lending business, including the SLA. In connection with that Agreement, the Funds consented to the assignment of the SLA Agreement to Mitsubishi. Under the terms of the SLA, each

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (as permitted by the 1940 Act) to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/ or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Securities Lending Fund II, LLC, as noted in each lending Fund’s respective Schedule of Investments. Securities Lending Fund II, LLC seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay BMO fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. A Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment. At September 30, 2022, the Funds did not have any securities on loan.

Disclosures about Offsetting Assets and Liabilities – The Funds are required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As there are no master netting arrangements relating to the Funds’ participation in securities lending, and all amounts related to securities lending are presented gross on the Funds’ Statements of Assets and Liabilities, no additional disclosures have been made on behalf of the Funds. Please refer to the Securities Lending Note for additional disclosures related to securities lending, including collateral related to securities on loan.

Dividends and Distributions – Each Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Funds.

For the fiscal year ended September 30, 2022, the Funds made the following reclassifications to increase (decrease) the components of net assets:

		Accumulated
	Paid-In Capital	Earnings (Deficit)
Small-Cap Equity Fund	$114,763,584	$(114,763,584)
Small-Cap Growth Fund	10,832,675	(10,832,675)
Mid-Cap Value Fund	475,908	(475,908)
Unconstrained Equity Fund	13,741,255	(13,741,255)
Small-Mid Core Equity Fund	937,030	(937,030)
Micro-Cap Equity Fund	1,950,526	(1,950,526)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

	Valuation Inputs
Small-Cap Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$4,539,021,194	$—	$—	$4,539,021,194
Money Market Funds	491,822,178	—	—	491,822,178
Total	$5,030,843,372	$—	$—	$5,030,843,372

Small-Cap Growth Fund
Common Stocks(a)	$115,446,859	$—	$—	$115,446,859

Mid-Cap Value Fund
Common Stocks(a)	$298,507,655	$—	$—	$298,507,655

Unconstrained Equity Fund
Common Stocks(a)	$40,419,583	$—	$—	$40,419,583

Small-Mid Core Equity Fund
Common Stocks(a)	$6,516,041	$—	$—	$6,516,041

Micro-Cap Equity Fund
Common Stocks(a)	$13,075,133	$—	$—	$13,075,133
Closed End Funds	167,229	—	—	167,229
Total	$13,242,362	$—	$—	$13,242,362

(a)	Refer to Schedule of Investments for industry classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly as follows:

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Investment Adviser fee rate	0.60%	0.85%	0.75%	0.85%	0.80%	1.45%

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Investment Adviser fee earned	$34,290,434	$960,591	$2,017,914	$522,376	$47,738	$214,668
Fees waived and/or expenses reimbursed by Adviser	$—	$(217,496)	$(110,343)	$(178,975)	$(96,132)	$(110,062)
Payable to / (Receivable from) Adviser	$2,618,840	$55,189	$183,802	$21,793	$(4,584)	$8,361

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Funds business; and (v) indirect expenses such as acquired fund fees and expenses) do not exceed the following percentages of each Fund’s average daily net assets through January 31, 2023 (“Expense Limitation”):

		Institutional	Investor
	R6 Shares	Shares	Shares	A Shares	C Shares
Small-Cap Equity Fund	0.80%	0.99%	1.25%	1.30%	1.80%
Small-Cap Growth Fund	0.90%	0.99%	1.25%	1.30%	1.80%
Mid-Cap Value Fund	0.80%	0.90%	1.15%	1.20%	1.70%
Unconstrained Equity Fund	0.90%	0.99%		1.30%	1.80%
Small-Mid Core Equity Fund		0.95%		1.26%
Micro-Cap Equity Fund		1.45%

During any fiscal year that the Agreement between the Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/ reimbursement occurred. This expense cap agreement may be terminated by the Board at any time.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

As of September 30, 2022, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

					Small-Mid
Recoverable	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
Through	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
September 30, 2023	$—	$153,508	$103,543	$88,162	$81,772	$87,750
September 30, 2024	—	124,546	98,471	86,039	79,695	90,794
September 30, 2025	—	217,496	110,343	178,975	96,132	110,062
	$—	$495,550	$312,357	$353,176	$257,599	$288,606

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. Prior to September 14, 2022, the Administrator provided compliance services to the Funds. Effective September 14, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. Prior to April 1, 2022, the annual retainer was $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

The Funds have adopted a Distribution Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act. The 12b-1 Plan provides that the Funds will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of each Fund’s Investor Shares and A Shares and 1.00% of the average daily net assets of each Fund’s C Shares in connection with the promotion and distribution of each Fund’s Investor Shares, A Shares and C Shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). Under the 12b-1 Plan, the 1.00% C Share 12b-1 fee includes a 0.25% service fee. Over time, 12b-1 fees will increase the cost of your investment in a Fund’s Investor, A, and C Shares and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s Investor, A, and C Shares on an on-going basis. For the fiscal year ended September 30, 2022, 12b-1 expenses incurred by the Funds were as follows:

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity
Distribution Fees	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund
Investor Shares	$717,448	$7,413	$10,727	$—	$—
A Shares	22,572	1,034	93	151	5
C Shares	116,622	6,823	244	422	—
Payable for 12b-1 fees	157,488	2,935	2,675	146	2

During the fiscal year ended September 30, 2022, the Distributor retained the following amounts in sales commissions from the sales of A Shares of the Funds:

Small-Cap Equity Fund	$9,581
Small-Cap Growth Fund	454

During the fiscal year ended September 30, 2022, the Distributor received the following amounts in contingent deferred sales charges related to redemptions of C Shares of the Funds:

Small-Cap Equity Fund	$42,180
Small-Cap Growth Fund	3,570
Mid-Cap Value Fund	180
Unconstrained Equity Fund	265

The Funds have adopted an Administrative Services Plan (the “Plan”) for Institutional Shares, Investor Shares, and A Shares of the Funds. The Plan allows the Funds to pay financial intermediaries that provide services relating to Institutional Shares, Investor Shares, and A Shares. The Plan permits payments for the provision of certain administrative, recordkeeping and other non-distribution related services to Institutional Share, Investor Share and A Share shareholders. The Plan permits the Funds to make service fee payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its A Shares and up to 0.20% of each Fund’s average daily net assets attributable to its Institutional Shares or Investor Shares. Because these fees are paid respectively out of the assets of each Fund’s Institutional Shares, Investor Shares and A Shares on an ongoing

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

basis, over time they will increase the cost of an investment in Institutional Shares, Investor Shares and A Shares.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2022, purchases and sales of investment securities, other than short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Small-Cap Equity Fund	$2,127,369,519	$1,893,776,520
Small-Cap Growth Fund	179,534,015	112,598,100
Mid-Cap Value Fund	179,705,635	30,671,156
Unconstrained Equity Fund	32,618,604	14,889,260
Small-Mid Core Equity Fund	7,169,813	2,091,116
Micro-Cap Equity Fund	17,976,349	10,415,330

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2022.

For the fiscal year ended September 30, 2022, in-kind purchases and sales transactions were as follows:

	In-Kind Purchases	In-Kind Sales
Small-Cap Equity Fund	$—	$147,485,178
Small-Cap Growth Fund	—	30,388,463
Unconstrained Equity Fund	—	38,829,738
Small-Mid Core Equity Fund	—	1,800,716
Micro-Cap Equity Fund	—	2,349,236

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap Value	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Fund	Equity Fund	Fund	Equity Fund
Gross unrealized appreciation	$746,420,562	$5,146,765	$14,523,367	$1,303,454	$68,198	$875,628
Gross unrealized depreciation	(347,435,074)	(14,191,629)	(40,223,671)	(8,759,425)	(987,882)	(3,796,447)
Net unrealized appreciation/ (depreciation) on investments	$398,985,488	$(9,044,864)	$(25,700,304)	$(7,455,971)	$(919,684)	$(2,920,819)
Tax cost of investments	$4,631,857,884	$124,491,723	$324,207,959	$47,875,554	$7,435,725	$16,163,181

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

The tax character of distributions paid for the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	Small-Cap Equity Fund		Small-Cap Growth Fund		Mid-Cap Value Fund
	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$24,267,177	$12,860,575	$13,136,255	$—	$1,758,857	$208,942
Long-term capital gains	202,152,193	—	4,496,878	—	1,836,577	—
Total distributions paid	$226,419,370	$12,860,575	$17,633,133	$—	$3,595,434	$208,942

	Unconstrained Equity Fund		Small-Mid Core Equity Fund		Micro-Cap Equity Fund
	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income	$—	$191,537	$116,375	$14,032	$513,046	$32,418
Long-term capital gains	—	—	152,240	—	639,510	—
Tax return of capital	—	425	—	—	—	—
Total distributions paid	$—	$191,962	$268,615	$14,032	$1,152,556	$32,418

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Small-Cap	Small-Cap	Mid-Cap Value	Unconstrained	Small-Mid Core	Micro-Cap
	Equity Fund	Growth Fund	Fund	Equity Fund	Equity Fund	Equity Fund
Undistributed Ordinary Income	$41,035,423	$—	$5,797,736	$—	$53,125	$—
Undistributed Long-Term Capital Gains	27,859,740	—	1,797,476	—	—	—
Accumulated Capital and Other Losses	—	(8,896,051)	—	(907,437)	(21,224)	(387,414)
Unrealized Appreciation (Depreciation) on Investments(a)	398,985,488	(9,044,864)	(25,700,304)	(7,455,971)	(919,684)	(2,920,819)
Total Accumulated Earnings (Deficits)	$467,880,651	$(17,940,915)	$(18,105,092)	$(8,363,408)	$(887,783)	$(3,308,233)

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses and return of capital adjustments.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

As of September 30, 2022, the Small-Mid Core Equity Fund had short-term net capital loss carryforwards which are available to offset future net capital gains of $21,224.

Certain qualified losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Funds following taxable year. For the tax year ended September 30, 2022, the Small-Cap Growth Fund, Unconstrained Equity Fund and the Micro-Cap Equity Fund deferred post October qualified losses in the amount of $8,361,642, $907,437, and $301,136, respectively.

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Small-Cap Growth Fund and the Micro-Cap Equity Fund had a Qualified Late Year Ordinary Loss in the amount of $534,409 and $86,278, respectively.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2022, Small-Cap Growth Fund had 31.70% of the value of its net assets invested in securities within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Fuller & Thaler Funds
Notes to the Financial Statements (continued)
September 30, 2022

NOTE 9. REFLOW LIQUIDITY PROGRAM

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on a fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of each fund’s net redemptions on a given day. ReFlow will purchase shares of a Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of each Fund. ReFlow will periodically redeem its entire share position in a Fund. For use of the ReFlow service, each Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the fiscal year ended September 30, 2022, the following Funds utilized ReFlow:

	ReFlow Purchased Shares	ReFlow Service Fees
Small-Cap Equity Fund	$6,224,937	$357,312
Small-Cap Growth Fund	1,270,386	76,284
Mid-Cap Value Fund	—	—
Unconstrained Equity Fund	462,228	35,306
Small-Mid Core Equity Fund	63,067	3,991
Micro-Cap Equity Fund	93,766	4,931

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund and the Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Fuller & Thaler Behavioral Small-Cap Equity Fund, Fuller & Thaler Behavioral Small-Cap Growth Fund, Fuller & Thaler Behavioral Mid-Cap Value Fund, Fuller & Thaler Behavioral Unconstrained Equity Fund, Fuller & Thaler Behavioral Small-Mid Core Equity Fund, and Fuller & Thaler Behavioral Micro-Cap Equity Fund (collectively referred to as the “Funds”) (six of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Capitol Series Trust) at September 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fuller & Thaler Behavioral Small- Cap Equity Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the five years in the period ended September 30, 2022
Fuller & Thaler Behavioral Small- Cap Growth Fund Fuller & Thaler Behavioral Mid- Cap Value Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the four years in the period ended September 30, 2022 and the period from December 21, 2017 (commencement of operations) through September 30, 2018

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Fuller & Thaler Behavioral Unconstrained Equity Fund Fuller & Thaler Behavioral Small- Mid Core Equity Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the three years in the period ended September 30, 2022 and the period from December 26, 2018 (commencement of operations) through September 30, 2019
Fuller & Thaler Behavioral Micro- Cap Equity Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the three years in the period ended September 30, 2022 and the period from December 28, 2018 (commencement of operations) through September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

November 23, 2022

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table for each class provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2022	30, 2022	Period(a)	Ratio
Small-Cap Equity Fund
R6 Shares	Actual	$1,000.00	$898.30	$3.09	0.65%
	Hypothetical(b)	$1,000.00	$1,021.81	$3.29	0.65%
Institutional Shares	Actual	$1,000.00	$897.70	$3.55	0.75%
	Hypothetical(b)	$1,000.00	$1,021.33	$3.78	0.75%
Investor Shares	Actual	$1,000.00	$896.70	$4.93	1.04%
	Hypothetical(b)	$1,000.00	$1,019.87	$5.25	1.04%
A Shares	Actual	$1,000.00	$896.50	$4.87	1.02%
	Hypothetical(b)	$1,000.00	$1,019.93	$5.19	1.02%
C Shares	Actual	$1,000.00	$893.60	$7.83	1.65%
	Hypothetical(b)	$1,000.00	$1,016.80	$8.34	1.65%

Summary of Fund Expenses (Unaudited) (continued)

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2022	30, 2022	Period(a)	Ratio
Small-Cap Growth Fund
R6 Shares	Actual	$1,000.00	$806.10	$4.07	0.90%
	Hypothetical(b)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Shares	Actual	$1,000.00	$805.40	$4.48	0.99%
	Hypothetical(b)	$1,000.00	$1,020.11	$5.01	0.99%
Investor Shares	Actual	$1,000.00	$804.60	$5.65	1.25%
	Hypothetical(b)	$1,000.00	$1,018.80	$6.33	1.25%
A Shares	Actual	$1,000.00	$804.30	$5.88	1.30%
	Hypothetical(b)	$1,000.00	$1,018.55	$6.58	1.30%
C Shares	Actual	$1,000.00	$802.50	$8.13	1.80%
	Hypothetical(b)	$1,000.00	$1,016.04	$9.10	1.80%

Mid-Cap Value Fund
R6 Shares	Actual	$1,000.00	$849.80	$3.71	0.80%
	Hypothetical(b)	$1,000.00	$1,021.06	$4.05	0.80%
Institutional Shares	Actual	$1,000.00	$849.30	$4.17	0.90%
	Hypothetical(b)	$1,000.00	$1,020.56	$4.56	0.90%
Investor Shares	Actual	$1,000.00	$848.40	$5.33	1.15%
	Hypothetical(b)	$1,000.00	$1,019.30	$5.82	1.15%
A Shares	Actual	$1,000.00	$848.20	$5.27	1.14%
	Hypothetical(b)	$1,000.00	$1,019.36	$5.76	1.14%
C Shares	Actual	$1,000.00	$845.90	$7.87	1.70%
	Hypothetical(b)	$1,000.00	$1,016.55	$8.59	1.70%

Unconstrained Equity Fund
R6 Shares	Actual	$1,000.00	$820.10	$4.11	0.90%
	Hypothetical(b)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Shares	Actual	$1,000.00	$819.50	$4.52	0.99%
	Hypothetical(b)	$1,000.00	$1,020.10	$5.01	0.99%
A Shares	Actual	$1,000.00	$817.80	$5.92	1.30%
	Hypothetical(b)	$1,000.00	$1,018.55	$6.58	1.30%
C Shares	Actual	$1,000.00	$815.00	$8.19	1.80%
	Hypothetical(b)	$1,000.00	$1,016.04	$9.10	1.80%

Small-Mid Core Equity Fund
Institutional Shares	Actual	$1,000.00	$814.40	$4.32	0.95%
	Hypothetical(b)	$1,000.00	$1,020.31	$4.81	0.95%
A Shares	Actual	$1,000.00	$813.10	$5.73	1.26%
	Hypothetical(b)	$1,000.00	$1,018.75	$6.37	1.26%

Summary of Fund Expenses (Unaudited) (continued)

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2022	30, 2022	Period(a)	Ratio
Micro-Cap Equity Fund
Institutional Shares	Actual	$1,000.00	$679.50	$6.10	1.45%
	Hypothetical(b)	$1,000.00	$1,017.80	$7.33	1.45%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Qualified Dividend Income	100%	3%	86%	0%	39%	42%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Qualified Business Income	0%	0%	1%	0%	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2022 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Dividends Received Deduction	100%	4%	86%	0%	42%	32%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

					Small-Mid
	Small-Cap	Small-Cap	Mid-Cap	Unconstrained	Core Equity	Micro-Cap
	Equity Fund	Growth Fund	Value Fund	Equity Fund	Fund	Equity Fund
Long-Term Capital Gains Distributions	$230,125,165	$4,496,878	$2,312,540	$1,281,107	$152,240	$1,148,542

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 912-4562 to request a copy of the SAI or to make shareholder inquiries.

FACTS	WHAT DO THE FULLER & THALER FUNDS (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 912-4562

Who we are
Who is providing this notice?	Fuller & Thaler Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes —information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Fuller & Thaler Asset Management, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fuller & Thaler Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fuller & Thaler Funds do not jointly market.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (888) 912-4562 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED PUBLIC
Walter B. Grimm, Chairman	ACCOUNTING FIRM
David James	Ernst & Young LLP
Lori Kaiser	221 East 4th Street, Suite 2900
Janet Smith Meeks	Cincinnati, OH 45202
Mary Madick

OFFICERS	LEGAL COUNSEL
Matthew J. Miller, Chief Executive Officer and President	Practus, LLP
Zachary P. Richmond, Chief Financial Officer and Treasurer	11300 Tomahawk Creek Parkway, Suite 310
Martin R. Dean, Chief Compliance Officer	Leawood, KS 66211
Paul F. Leone, Secretary

INVESTMENT ADVISER	CUSTODIAN
Fuller & Thaler Asset Management, Inc.	Huntington National Bank
411 Borel Avenue, Suite 300	41 South High Street
San Mateo, CA 94402	Columbus, OH 43215

DISTRIBUTOR	ADMINISTRATOR, TRANSFER AGENT
Ultimus Fund Distributors, LLC	AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450	Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Fuller-AR-22

Guardian Capital Dividend Growth Fund

Institutional Shares – DIVGX

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

Alta Quality Growth Fund

Institutional Shares – AQLGX

Annual Report

September 30, 2022

Guardian Capital Dividend Growth Fund
Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

The Guardian Capital Dividend Growth Fund (the “Guardian Dividend Fund”) celebrated three years of existence on May 1, 2022. We are grateful for the trust and support of our shareholders as we have navigated the pandemic and the “new normal”. Guardian Capital has provided investment management services to our clients for more than 60 years and we remain steadfast in our belief that this Fund represents a unique approach to investing in global equities.

Economies around the world experienced a significant rebound from the unprecedented impacts of the COVID-19 pandemic in fourth quarter 2021. This period was marked by a rotation toward high quality investments as the global economy started to cautiously reopen. The low quality rally which began in late 2020 began to subside as secular growth came back into focus. There emerged risks and uncertainty including: accommodative policy retreating, the tightening cycle beginning in developed markets, and falling global PMI’s, all which created an environment where cash flow visibility was being sought after as investors sought to mitigate near-term volatility. As a result, many companies in our portfolio with strong earnings and cash flows outperformed the market.

Going into early 2022, it was the geopolitical risks induced by Russia’s invasion of Ukraine and its potential knock-on effects that further exacerbated negative sentiment in the markets. This further elevated inflationary pressures and global supply chain issues that had existed since the start of the COVID-19 pandemic. The conflict triggered a classic risk aversion response with stocks selling off heavily while commodities rallied.

More recently, equity markets came under pressure, as rising interest rates and inflation were the two main concerns as central banks began a tightening cycle and inflationary pressures continued higher. In addition, concerns surrounding growth and the possibility of recession amid tightening monetary conditions led to a further pullback in equities globally.

Stocks rebounded somewhat during the summer, amid hopes that inflation may have finally peaked, however, the optimism faded quickly after the Federal Reserve reiterated an aggressive monetary tightening plan, followed by another 75 basis point rate hike. The MSCI World Index is on course for one of the worst years in recent decades and almost all of this year’s decline in stocks has come from shrinking valuations due to rising inflation and interest rates.

The Guardian Dividend Fund returned -11.11% in the 12 months ended September 30, 2022, outperforming the MSCI World Index, which returned -19.63%.

1

Guardian Capital Dividend Growth Fund
Letter to Shareholders (Unaudited) (continued)

Stock selection in the Information Technology and Infrastructure sectors and an underweight exposure to the Communications Services sector contributed to the Fund’s performance.

Top individual contributors to Fund performance included EOG Resources, Republic Services, UnitedHealth Group and Costco Wholesale.

Underweight allocations to the Utilities and Health Care sectors detracted from the Fund’s performance. An overweight position in the Real Estate sector also detracted from performance as Real Estate Investment Trusts declined due to rising inflation and interest rates.

Top individual detractors from performance included Medical Properties Trust, ING Groep and Schneider Electric. ING Groep was negatively affected by the Russia-Ukraine conflict.

Markets are facing challenges as a result of high inflation and rising interest rates. At the same time, global growth momentum is slowing, with the raised risk of an economic downturn.

The Adviser believes that with valuations under pressure, the trend in earnings and earnings misses will be critical going forward. We believe focusing on the Adviser’s artificial intelligence model predictions for earnings and dividend growth will be important going forward. Our machine learning algorithms aim to forecast earnings and dividend growth one year forward, and they have been showing a correction and downward trend in earnings forecasts since mid-2021. Although still positive, projected dividend growth is on the decline, with the probability of dividend cuts on the rise but not at concerning levels. In this environment, the Adviser believes careful selection of companies that can sustain their cash flows and grow dividends is paramount.

The Fund’s mandate is to invest in companies with quality earnings growth, rising cash flows and low borrowing costs, which makes them less sensitive to interest-rate movement. The Fund is geared toward companies where the certainty and visibility of cash flows are vital. We believe anticipated dividend stability and potential growth can provide an effective inflation hedge.

We thank you for your support of the Fund.

Sincerely,

Guardian Capital LP

2

Guardian Capital Fundamental Global Equity Fund

Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

The Guardian Capital Fundamental Global Equity Fund (the “Guardian Equity Fund”) is nearing three years of history as we close this fiscal year on September 30, 2022. We are grateful for the trust and support of our shareholders as we have navigated the pandemic and the “new normal”. Guardian Capital has provided investment management services to our clients for more than 60 years and we remain steadfast, alongside our Sub-Adviser GuardCap Asset Management Limited, in our belief that this Fund represents a unique approach to investing in global equities.

Investment performance for this fiscal year encompasses the twelve month period ending September 30, 2022. For this period, the Guardian Equity Fund returned -21.15%. In comparison, our benchmark, the MSCI World Index returned -19.63%. The Guardian Equity Fund’s underlying investment philosophy emphasizes long-term thinking, long-term forecasting, and long-term holding periods. This is in contrast to the trend of shortening holding periods and time horizons in the general market. Periods of greater uncertainty and volatility, such as we have experienced over the last six months, tend to exacerbate the market’s short-termism even further. We are not investing in companies based on expectations for financial results during the next quarter, but instead over the next 20 quarters or more.

When analyzing companies, we measure them against 10 “Confidence Criteria” – 5 Growth Criteria and 5 Quality Criteria. Companies must satisfy all criteria in order to be considered for inclusion in the Guardian Equity Fund. One of these criteria is the existence, and persistence, of a secular industry growth trend. To us, this means that regardless of economic conditions, market volatility, geopolitical risks, or other external factors, the subject company operates in an industry that is growing sustainably at above-average rates for at least the next 5 years. While none of us could have predicted a global pandemic and the resulting social or economic effects, many of these existing trends have rapidly accelerated as a result. For instance, the rapid digitization of our world has only accelerated since COVID-19 lockdowns were first put in place.

For this fiscal period, the Guardian Equity Fund underperformed the MSCI World Index primarily due to stock selection. Specifically, our positions in Illumina (total return -53%), MarketAxess (-47%), Nike (-42%), Booking Holdings (-31%), and EssilorLuxottica (-27%), rounded out our bottom 5 contributors. Our top contributors for the period included: UnitedHealth Group (+31%), Automatic Data Processing (+15%), Novo Nordisk (+5%), Verisk Analytics (-14%), and Colgate-Palmolive (-5%).

3

Guardian Capital Fundamental Global Equity Fund
Letter to Shareholders (Unaudited) (continued)

The Guardian Equity Fund does not hold securities in the utilities, energy, or real estate sectors. It also avoids stocks in industries where company revenues have above-average sensitivity to the economic cycle, such as commodity producers and banks. Companies in these sectors and industries have historically failed to meet both Growth and Quality requirements of our 10 Confidence Criteria. Shares of these types of companies outperformed during the period and, as a result, detracted from relative performance.

During the fiscal period the Guardian Equity Fund did not initiate any new positions or exit any existing holdings. The Guardian Equity Fund adjusted existing holdings on the basis of valuation, trimming holdings the Sub-Adviser deemed to be relatively overvalued and consequently adding to positions the Sub-Adviser deemed to be relatively undervalued.

The current 25 portfolio holdings are those that the portfolio management team feels best represent its investment philosophy: growth drives returns, quality protects to the downside, and valuation matters. The team has built confidence over an exhaustive research process that these holdings will continue to remain high quality companies capable of sustaining above-average growth well beyond the normal market time horizon. We thank you for your support of the Guardian Equity Fund.

Sincerely,

Guardian Capital LP

4

Alta Quality Growth Fund
Letter to Shareholders (Unaudited)

Dear Fellow Shareholders,

Accommodative monetary policy giveth, but inflation taketh away. After fiscal and monetary authorities traversed the COVID-19 pandemic by providing liquidity to the economy and markets, the re-opening and subsequent consumer spending revealed the excess in the system, and inflation reared its ugly head to a level not seen for over 40 years. Thus, prior year’s Alta Quality Growth Fund (the “Alta Growth Fund”) returns were a robust 28% while this year’s were -27%. Equity valuations, particularly among growth stocks, declined as the Federal Reserve (the “Fed”) increased short-term rates to head off inflation. The Russell 1000 Growth Index saw its earnings multiple contract by 33% year-to-date through September.

During the first months of the Alta Growth Fund’s 2022 fiscal year the Federal Reserve acknowledged that inflation pressures were no longer transitory. For various reasons, however, the Fed chose not to begin raising the federal funds target rate until March 2022, and have since raised rates by 300 basis points, or 3%, in the past six months, a pace not seen since the early 1980’s. The interest rate increases are designed to bring inflation back to the 2% annual trend that the Federal Reserve targets. As the effects of interest rate changes work their way through the economy at a roughly 6-month lag, we are still awaiting the results of the changes to inflation. We believe equity markets can start recovering when inflation shows signs of abating.

For the fiscal period ending September 30, the Alta Growth Fund returned -27.45% versus the Russell 1000 Growth Index’s return of -22.59%, with sector allocation producing the majority of the underperformance. Specifically, our overweight in Communications Services and underweight in the Energy sector were both detrimental to performance. Conversely, our portfolio weights in Financials and Consumer Discretionary produced positive allocation effects for the portfolio.

Ulta Beauty, Apple, Raytheon Technologies, TJX Companies, and Accenture were our top 5 performing positions for the year. Each of these companies are leaders in their respective industries and benefited from continued high demand for their products during this economically uncertain time. Our laggards for the period, Match Group, PayPal Holdings, Meta Platforms, Adobe, and Zebra Technologies were all impacted by multiple contraction to their valuations as interest rate increases disproportionately impacted valuations on equities that had higher future earnings growth rates.

We added the following three new positions to the Alta Growth Fund: Accenture, Restaurant Brands International, and Autodesk. During the period we sold the following three positions

5

Alta Quality Growth Fund
Letter to Shareholders (Unaudited) (continued)

in their entirety: PerkinElmer, IAA, and Ulta Beauty. Accenture and Autodesk are leaders in the technology and software industries, respectively, and assist companies in becoming more efficient through digitizing workloads. Restaurant Brands International provides the portfolio with steady, recurring profits at an attractive valuation. The companies that we sold either reached our internal intrinsic valuation target (PerkinElmer and Ulta Beauty) or saw their competitive positions worsen within their industry (IAA). The Alta Growth Fund ended the fiscal year with twenty-nine holdings.

To date, 2022 has been a weak year for stock returns but positive for earnings growth, as S&P 500 earnings growth for calendar year 2022 is still expected to be +7%. Inflation and the resulting increase to interest rates have caused earnings multiples to contract materially, resulting in negative equity returns in the face of positive earnings growth. For multiples to recover we believe inflation must first begin trending back to 2%. The Federal Reserve’s interest rate increases are necessary to accomplish this and have thus far not impacted earnings expectations materially. We are monitoring closely the earnings expectations of our portfolio companies and work to construct a portfolio of companies with resilient earnings streams.

The Alta Growth Fund seeks to invest in businesses with attractive fundamental characteristics and a supporting secular theme, priced at reasonable valuations. We believe that the best companies offer consistent and growing revenue and cash flow, good returns on investment, and durable competitive advantages. These companies generally all benefit from pricing power due to their strong position in the marketplace. While it may seem appealing to chase high-flying, innovative, and yet-to-be-proven growth companies, we believe that the best risk-adjusted returns are delivered by owning quality growth companies with a proven ability to generate profit. We thank you for your confidence and support of the Alta Quality Growth Fund.

Sincerely,

Alta Capital Management, LLC

6

Investment Results (Unaudited)

Average Annual Total Returns(a) as of September 30, 2022

			Since
			Inception
	One Year	Three Year	5/1/2019
Guardian Capital Dividend Growth Fund
Institutional Shares	(11.11)%	3.53%	5.18%
MSCI World Index(b)	(19.63)%	4.56%	4.41%

		Expense
		Ratios(c)
		Institutional
		Shares
Gross		1.78%
With Applicable Waivers		0.95%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Capital Dividend Growth Fund (the “Guardian Dividend Fund”) distributions or the redemption of Guardian Dividend Fund shares. Current performance of the Guardian Dividend Fund may be lower or higher than the performance quoted. The Guardian Dividend Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Guardian Dividend Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratio is from the Guardian Dividend Fund’s prospectus dated January 28, 2022. Guardian Capital LP, the Guardian Dividend Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Dividend Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Guardian Dividend Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Guardian Dividend Fund’s average daily net assets through January 31, 2023 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and the Capitol Series Trust (the “Trust”) is in

7

Investment Results (Unaudited) (continued)

effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board of Trustees (the “Board”) at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Guardian Dividend Fund’s expense ratios as of September 30, 2022, can be found in the financial highlights.

The Guardian Dividend Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Guardian Dividend Fund and may be obtained by calling (800) 957-0681. Please read it carefully before investing.

The Guardian Dividend Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

8

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Guardian Capital Dividend Growth Fund – Institutional Shares and the MSCI World Index

The chart above assumes an initial investment of $10,000 made on May 1, 2019 (commencement of operations) and through September 30, 2022. THE GUARDIAN DIVIDEND FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Guardian Dividend Fund’s distributions or the redemption of the Guardian Dividend Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Guardian Dividend Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Guardian Dividend Fund before investing. The Guardian Dividend Fund’s prospectus contains this and other information about the Guardian Equity Fund and should be read carefully before investing.

The Guardian Dividend Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

9

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2022

		Since
		Inception
	One Year	(12/19/19)
Guardian Capital Fundamental Global Equity Fund
Institutional Shares	(21.15)%	0.59%
MSCI World Index(b)	(19.63)%	2.16%

		Expense
		Ratios(c)
		Institutional
		Shares
Gross		1.53%
With Applicable Waivers		0.99%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Guardian Capital Fundamental Global Equity Fund (“Guardian Equity Fund”) distributions or the redemption of Guardian Equity Fund shares. Current performance of the Guardian Equity Fund may be lower or higher than the performance quoted. The Guardian Equity Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Guardian Equity Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The MSCI World Index is an unmanaged free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Currently the MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The performance of the index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or taxes with a mutual fund, such as investment management and fund accounting fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios are from the Guardian Equity Fund’s prospectus dated January 28, 2022. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Guardian Equity Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Guardian Equity Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.99% of the average daily net assets of the Guardian Equity Fund through January 31, 2023 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any

10

Investment Results (Unaudited) (continued)

reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Investment Advisory Agreement with the Adviser. Additional information pertaining to the Guardian Equity Fund’s expense ratios as of September 30, 2022, can be found in the financial highlights.

The Guardian Equity Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Guardian Equity Fund and may be obtained by calling (800) 957-0681. Please read it carefully before investing

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

11

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Guardian Capital Fundamental Global Equity Fund – Institutional Shares and the MSCI World Index

The chart above assumes an initial investment of $10,000 made on December 19, 2019 (commencement of operations) and through September 30, 2022. THE GUARDIAN EQUITY FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Guardian Equity Fund’s distributions or the redemption of the Guardian Equity Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Guardian Equity Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Guardian Equity Fund before investing. The Guardian Equity Fund’s prospectus contains this and other information about the Guardian Equity Fund and should be read carefully before investing.

The Guardian Equity Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

12

Investment Results (Unaudited) (continued)

Average Annual Total Returns(a) as of September 30, 2022

			Since
			Inception
	One Year	Three Year	(12/19/18)
Alta Quality Growth Fund
Institutional Shares	(27.45)%	1.58%	7.57%
S&P 500® Index (b)	(15.47)%	8.16%	11.83%
Russell 1000® Growth Index (c)	(22.59)%	10.67%	14.65%

		Expense
		Ratios(d)
		Institutional
		Shares
Gross		1.18%
With Applicable Waivers		0.79%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Alta Quality Growth Fund (“Alta Growth Fund”) distributions or the redemption of Alta Growth Fund shares. Current performance of the Alta Growth Fund may be lower or higher than the performance quoted. The Alta Growth Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 957-0681.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Alta Growth Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The Russell 1000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Alta Growth Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios are from the Alta Growth Fund’s prospectus dated January 28, 2022. Alta Capital Management, LLC, the Alta Growth Fund’s adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Growth Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Alta Growth Fund’s business; (v) dividend expense on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the average daily net assets of the Alta Growth Fund through January 31,

13

Investment Results (Unaudited) (continued)

2023 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between Alta Capital Management, LLC and the Trust is in effect, Alta Capital Management, LLC may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Alta Capital Management, LLC is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may be terminated by the Board at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with Alta Capital Management, LLC. Additional information pertaining to the Alta Growth Fund’s expense ratios as of September 30, 2022, can be found in the financial highlights.

The Alta Growth Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Alta Growth Fund and may be obtained by calling (800) 957-0681. Please read it carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

14

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Alta Quality Growth Fund – Institutional Shares, the S&P 500® Index and the Russell 1000® Growth Index

The chart above assumes an initial investment of $10,000 made on December 19, 2018 (commencement of operations) and through September 30, 2022. THE ALTA GROWTH FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Alta Growth Fund’s distributions or the redemption of Alta Growth Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Alta Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 957-0681. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Alta Growth Fund before investing. The Alta Growth Fund’s prospectus contains this and other information about the Alta Growth Fund and should be read carefully before investing.

The Alta Growth Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

15

Fund Holdings (Unaudited)

Guardian Capital Dividend Growth Fund Holdings as of September 30, 2022.*

*	As a percentage of net assets.

Guardian Capital Fundamental Global Equity Fund Holdings as of September 30, 2022.*

*	As a percentage of net assets.

16

Fund Holdings (Unaudited)

Alta Quality Growth Fund Holdings as of September 30, 2022.*

*	As a percentage of net assets.

Availability of Portfolio Schedules (Unaudited)

The Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov or on the Funds’ website at www.guardiancapitalfunds.com.

17

Guardian Capital Dividend Growth Fund
Schedule of Investments
September 30, 2022

Common Stocks — 96.70%	Shares	Fair Value
Australia — 0.74%
Energy — 0.74%
Woodside Energy Group Ltd. - ADR	6,450	$130,032
Total Australia		130,032

Canada — 7.08%
Communications — 3.48%
BCE, Inc.	7,827	328,231
TELUS Corp.	14,292	283,841
		612,072
Financials — 3.60%
Royal Bank of Canada	7,022	632,313
Total Canada		1,244,385

Denmark — 1.99%
Health Care — 1.99%
Novo Nordisk A/S - ADR	3,510	349,701
Total Denmark		349,701

France — 7.59%
Energy — 3.30%
TotalEnergies S.E. - ADR	12,452	579,267

Financials — 1.72%
AXA S.A.	13,700	301,722

Health Care — 0.83%
Sanofi - ADR	3,830	145,617

Industrials — 1.74%
Schneider Electric S.E. - ADR	13,574	305,415
Total France		1,332,021

Germany — 1.62%
Financials — 1.62%
Allianz S.E.	1,800	285,390
Total Germany		285,390

Ireland — 3.20%
Technology — 3.20%
Accenture PLC, Class A	2,194	564,516
Total Ireland		564,516

Netherlands — 2.44%
Technology — 2.44%
Wolters Kluwer N.V. - ADR	4,375	428,269
Total Netherlands		428,269

See accompanying notes which are an integral part of these financial statements.

18

Guardian Capital Dividend Growth Fund

Schedule of Investments (continued)
September 30, 2022

Common Stocks — 96.70% - (continued)	Shares	Fair Value
Switzerland — 4.13%
Consumer Staples — 4.13%
Nestle S.A. - ADR	6,742	$725,507
Total Switzerland		725,507

United Kingdom — 3.96%
Consumer Staples — 1.19%
Unilever PLC - ADR	4,784	209,731

Health Care — 2.77%
AstraZeneca PLC - ADR	8,878	486,870
Total United Kingdom		696,601

United States — 63.95%
Communications — 1.85%
Verizon Communications, Inc.	8,558	324,947

Consumer Discretionary — 4.63%
Home Depot, Inc. (The)	1,502	414,462
McDonald’s Corp.	1,727	398,488
		812,950
Consumer Staples — 5.90%
Costco Wholesale Corp.	1,581	746,658
Procter & Gamble Co. (The)	2,292	289,365
		1,036,023
Energy — 7.85%
EOG Resources, Inc.	1,734	193,740
Shell PLC - ADR	10,651	529,994
Williams Companies, Inc. (The)	22,943	656,858
		1,380,592
Health Care — 9.84%
AbbVie, Inc.	2,491	334,317
Amgen, Inc.	773	174,234
Johnson & Johnson	4,031	658,503
UnitedHealth Group, Inc.	1,114	562,615
		1,729,669
Industrials — 6.77%
Illinois Tool Works, Inc.	778	140,546
Republic Services, Inc.	4,113	559,532
Waste Management, Inc.	3,061	490,403
		1,190,481
Materials — 2.10%
Air Products & Chemicals, Inc.	1,586	369,110

Real Estate — 5.99%
Digital Realty Trust, Inc.	2,003	198,658
EPR Properties	4,689	168,148
Medical Properties Trust, Inc.	44,363	526,144
WP Carey, Inc.	2,297	160,331
		1,053,281

See accompanying notes which are an integral part of these financial statements.

19

Guardian Capital Dividend Growth Fund

Schedule of Investments (continued)

September 30, 2022

Common Stocks — 96.70% - (continued)	Shares	Fair Value
United States — 63.95% - (continued)
Technology — 17.41%
Apple, Inc.	7,575	$1,046,865
Broadcom, Inc.	1,698	753,929
MasterCard, Inc., Class A	1,326	377,035
Microsoft Corp.	3,779	880,129
		3,057,958
Utilities — 1.61%
WEC Energy Group, Inc.	3,166	283,135
Total United States		11,238,146

Total Common Stocks
(Cost $15,385,473)		16,994,568
Money Market Funds - 3.16%
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 2.51%(a)	554,938	554,938

Total Money Market Funds
(Cost $554,938)		554,938
Total Investments — 99.86%
(Cost $15,940,411)		17,549,506
Other Assets in Excess of Liabilities — 0.14%		23,737
Net Assets — 100.00%		$17,573,243

(a)	Rate disclosed is the seven day effective yield as of September 30, 2022.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

20

Guardian Capital Fundamental Global Equity Fund

Schedule of Investments

September 30, 2022

Common Stocks — 98.25%	Shares	Fair Value
China — 4.79%
Consumer Discretionary — 4.79%
Yum China Holdings, Inc.	28,558	$1,351,651
Total China		1,351,651

Denmark — 12.96%
Health Care — 8.85%
Coloplast A/S, Class B	2,921	298,686
Novo Nordisk A/S, Class B	21,929	2,200,721
		2,499,407
Materials — 4.11%
Chr. Hansen Holdings A/S	12,838	634,206
Novozymes A/S, Class B	10,420	526,292
		1,160,498
Total Denmark		3,659,905

France — 9.53%
Consumer Staples — 3.11%
L’Oréal S.A.	2,717	879,264

Health Care — 6.42%
EssilorLuxottica S.A.	13,181	1,812,791
Total France		2,692,055

Ireland — 3.33%
Technology — 3.33%
Accenture PLC, Class A	3,660	941,718
Total Ireland		941,718

Japan — 4.05%
Industrials — 4.05%
FANUC Corp.	4,400	615,932
Keyence Corp.	1,600	529,538
		1,145,470
Total Japan		1,145,470

Switzerland — 4.22%
Consumer Staples — 4.22%
Nestle S.A.	10,996	1,193,335
Total Switzerland		1,193,335

United Kingdom — 5.15%
Consumer Staples — 2.94%
Reckitt Benckiser Group PLC	12,437	829,976

Industrials — 2.21%
Intertek Group PLC	15,052	623,098
Total United Kingdom		1,453,074

See accompanying notes which are an integral part of these financial statements.

21

Guardian Capital Fundamental Global Equity Fund

Schedule of Investments (continued)
September 30, 2022

Common Stocks — 98.25% - (continued)	Shares	Fair Value
United States — 54.22%
Communications — 10.98%
Alphabet, Inc., Class A(a)	16,470	$1,575,356
Booking Holdings, Inc.(a)	929	1,526,542
		3,101,898
Consumer Discretionary — 3.48%
Nike, Inc., Class B	11,837	983,891

Consumer Staples — 4.69%
Colgate-Palmolive Co.	18,846	1,323,931

Financials — 7.84%
CME Group, Inc.	12,504	2,214,834

Health Care — 8.39%
Illumina, Inc.(a)	4,071	776,706
UnitedHealth Group, Inc.	3,157	1,594,411
		2,371,117
Technology — 18.84%
Automatic Data Processing, Inc.	5,408	1,223,236
MarketAxess Holdings, Inc.	5,767	1,283,099
MasterCard, Inc., Class A	5,012	1,425,111
Microsoft Corp.	3,743	871,745
Verisk Analytics, Inc.	3,035	517,559
		5,320,750
Total United States		15,316,421

Total Common Stocks
(Cost $29,925,810)		27,753,629

Money Market Funds - 1.60%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class, 2.77%(b)	451,890	451,890

Total Money Market Funds
(Cost $451,890)		451,890
Total Investments — 99.85%
(Cost $30,377,700)		28,205,519
Other Assets in Excess of Liabilities — 0.15%		41,827
Net Assets — 100.00%		$28,247,346

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of September 30, 2022.

See accompanying notes which are an integral part of these financial statements.

22

Alta Quality Growth Fund
Schedule of Investments
September 30, 2022

Common Stocks — 95.86%	Shares	Fair Value
Ireland — 6.44%
Health Care — 2.89%
STERIS PLC	6,800	$1,130,704

Technology — 3.55%
Accenture PLC, Class A	5,400	1,389,420
Total Ireland		2,520,124

United States — 89.42%
Communications — 23.23%
Alphabet, Inc., Class A(a)	26,000	2,486,900
Booking Holdings, Inc.(a)	805	1,322,784
Match Group, Inc.(a)	19,000	907,250
Meta Platforms, Inc., Class A(a)	10,700	1,451,776
Take-Two Interactive Software, Inc.(a)	12,700	1,384,300
Walt Disney Co. (The)(a)	16,300	1,537,579
		9,090,589
Consumer Discretionary — 11.17%
Fortune Brands Home & Security, Inc.	10,800	579,852
Home Depot, Inc. (The)	6,200	1,710,828
Restaurant Brands International, Inc.	15,130	804,613
TJX Cos., Inc. (The)	20,500	1,273,460
		4,368,753
Financials — 3.46%
Markel Corp.(a)	1,250	1,355,275

Health Care — 6.37%
Thermo Fisher Scientific, Inc.	2,825	1,432,811
Zoetis, Inc., Class A	7,150	1,060,274
		2,493,085
Industrials — 5.32%
Amphenol Corp., Class A	18,000	1,205,280
Raytheon Technologies Corp.	10,700	875,902
		2,081,182
Materials — 2.09%
Sherwin-Williams Co. (The)	4,000	819,000

Technology — 37.78%
Adobe Systems, Inc.(a)	3,450	949,440
Apple, Inc.	16,400	2,266,480
Autodesk, Inc.(a)	6,600	1,232,880
Broadridge Financial Solutions, Inc.	6,675	963,336
Fiserv, Inc.(a)	15,000	1,403,551
MasterCard, Inc., Class A	4,100	1,165,794
Microsoft Corp.	10,060	2,342,974
PayPal Holdings, Inc.(a)	11,800	1,015,626
S&P Global, Inc.	3,300	1,007,655
Visa, Inc., Class A	6,900	1,225,785

See accompanying notes which are an integral part of these financial statements.

23

Alta Quality Growth Fund
Schedule of Investments (continued)
September 30, 2022

Common Stocks — 95.86% - (continued)	Shares	Fair Value
United States — 89.42% - (continued)
Technology — 37.78% - (continued)
Zebra Technologies Corp., Class A(a)	4,600	$1,205,246
		14,778,767
Total United States		34,986,651

Total Common Stocks/ Investments — 95.86%
(Cost $35,259,281)		$37,506,775
Other Assets in Excess of Liabilities — 4.14%		1,621,013
Net Assets — 100.00%		$39,127,788

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

24

Guardian Capital Funds
Statements of Assets and Liabilities
September 30, 2022

		Guardian
	Guardian	Capital
	Capital	Fundamental
	Dividend	Global Equity	Alta Quality
	Growth Fund	Fund	Growth Fund
Assets
Investments in securities at fair value (cost $15,940,411, $30,377,700 and $35,259,281)	$17,549,506	$28,205,519	$37,506,775
Cash and cash equivalents	—	—	1,418,369
Receivable for fund shares sold	—	—	232,856
Dividends and interest receivable	41,759	22,881	19,765
Tax reclaims receivable	15,837	38,612	—
Receivable from Adviser	1,402	—	—
Prepaid expenses	7,856	8,291	7,898
Total Assets	17,616,360	28,275,303	39,185,663

Liabilities
Payable for fund shares redeemed	—	114	24,652
Payable for distributions to shareholders	23,741	1,947	—
Payable to Adviser	—	442	9,795
Payable to affiliates	7,096	7,801	8,040
Payable to auditors	4,660	4,660	4,660
Other accrued expenses	7,620	12,993	10,728
Total Liabilities	43,117	27,957	57,875
Net Assets	$17,573,243	$28,247,346	$39,127,788

Net Assets consist of:
Paid-in capital	$15,735,269	$30,069,539	$34,573,258
Accumulated earnings (deficit)	1,837,974	(1,822,193)	4,554,530
Net Assets	$17,573,243	$28,247,346	$39,127,788

Institutional Shares:
Net Assets	$17,573,243	$28,247,346	$39,127,788
Shares outstanding (unlimited number of shares authorized, no par value)	1,563,158	2,874,692	3,114,331
Net asset value, offering and redemption price per share	$11.24	$9.83	$12.56

See accompanying notes which are an integral part of these financial statements.

25

Guardian Capital Funds
Statements of Operations
For the year ended September 30, 2022

		Guardian
	Guardian	Capital
	Capital	Fundamental
	Dividend	Global Equity	Alta Quality
	Growth Fund	Fund	Growth Fund
Investment Income
Dividend income (net of foreign taxes withheld of $40,599, $21,768 and $1,347)	$550,141	$385,365	$265,564
Interest income	—	—	6,335
Total investment income	550,141	385,365	271,899

Expenses
Adviser	155,046	243,203	369,841
Administration	59,833	59,702	65,524
Audit and tax preparation	19,670	16,710	16,710
Legal	19,000	21,959	18,958
Trustee	14,124	14,124	14,124
Compliance services	14,000	14,000	14,000
Registration	12,914	10,046	15,980
Transfer agent	12,180	14,240	18,270
Custodian	5,805	31,342	6,312
Report printing	4,574	6,699	9,152
Pricing	1,130	2,024	514
Miscellaneous	26,016	25,806	32,394
Total expenses	344,292	459,855	581,779
Fees contractually waived by Adviser	(147,961)	(159,100)	(192,184)
Net operating expenses	196,331	300,755	389,595
Net investment income (loss)	353,810	84,610	(117,696)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	482,200	370,273	2,545,812
Net realized loss on foreign currency transactions	(5,536)	(17,137)	—
Net change in unrealized depreciation of investment securities	(3,028,284)	(7,573,849)	(17,301,496)
Net change in unrealized depreciation on foreign currency translations	(2,204)	(4,756)	—
Net realized and change in unrealized loss on investments	(2,553,824)	(7,225,469)	(14,755,684)
Net decrease in net assets resulting from operations	$(2,200,014)	$(7,140,859)	$(14,873,380)

See accompanying notes which are an integral part of these financial statements.

26

Guardian Capital Funds
Statements of Changes in Net Assets

	Guardian Capital Dividend Growth Fund
	For the	For the Five
	Year Ended	Months Ended	For the Year
	September 30,	September 30,	Ended April 30,
	2022	2021(a)	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$353,810	$163,749	$242,308
Net realized gain on investment securities transactions	476,664	111,946	437,995
Net change in unrealized appreciation (depreciation) of investment securities	(3,030,488)	193,126	3,872,282
Net increase (decrease) in net assets resulting from operations	(2,200,014)	468,821	4,552,585

Distributions to Shareholders from:
Earnings	(346,059)	(179,059)	(224,474)
Total distributions	(346,059)	(179,059)	(224,474)

Capital Transactions - Institutional Shares
Proceeds from shares sold	—	—	4,998
Reinvestment of distributions	255,402	125,357	162,721
Amount paid for shares redeemed	(14)	—	—
Net increase in net assets resulting from capital transactions	255,388	125,357	167,719
Total Increase (Decrease) in Net Assets	(2,290,685)	415,119	4,495,830

Net Assets
Beginning of year	19,863,928	19,448,809	14,952,979
End of year	$17,573,243	$19,863,928	$19,448,809

Share Transactions - Institutional Shares
Shares sold	—	—	424
Shares issued in reinvestment of distributions	20,173	9,700	14,370
Shares redeemed	(1)	—	—
Net increase in shares	20,172	9,700	14,794

(a)	The Fund changed its fiscal year end to September 30.

See accompanying notes which are an integral part of these financial statements.

27

Guardian Capital Funds
Statements of Changes in Net Assets (continued)

	Guardian Capital Fundamental
	Global Equity Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$84,610	$59,260
Net realized gain on investment securities transactions	353,136	1,092,213
Net change in unrealized appreciation (depreciation) of investment securities	(7,578,605)	3,777,867
Net increase (decrease) in net assets resulting from operations	(7,140,859)	4,929,340

Distributions to Shareholders from:
Earnings	(929,320)	(67,523)
Total distributions	(929,320)	(67,523)

Capital Transactions - Institutional Shares
Proceeds from shares sold	6,600,837	2,158,637
Reinvestment of distributions	889,230	47,507
Amount paid for shares redeemed	(928,553)	(173,488)
Net increase in net assets resulting from capital transactions	6,561,514	2,032,656
Total Increase (Decrease) in Net Assets	(1,508,665)	6,894,473

Net Assets
Beginning of year	29,756,011	22,861,538
End of year	$28,247,346	$29,756,011

Share Transactions - Institutional Shares
Shares sold	574,288	174,506
Shares issued in reinvestment of distributions	67,321	3,788
Shares redeemed	(84,142)	(13,442)
Net increase in shares	557,467	164,852

See accompanying notes which are an integral part of these financial statements.

28

Guardian Capital Funds
Statements of Changes in Net Assets (continued)

	Alta Quality Growth Fund
	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(117,696)	$(151,409)
Net realized gain on investment securities transactions	2,545,812	1,487,943
Net change in unrealized appreciation (depreciation) of investment securities	(17,301,496)	9,587,679
Net increase (decrease) in net assets resulting from operations	(14,873,380)	10,924,213

Distributions to Shareholders from:
Earnings	(1,061,299)	(22,183)
Total distributions	(1,061,299)	(22,183)

Capital Transactions - Institutional Shares
Proceeds from shares sold	7,123,253	3,619,696
Reinvestment of distributions	1,040,688	17,007
Amount paid for shares redeemed	(4,906,688)	(1,223,699)
Net increase in net assets resulting from capital transactions	3,257,253	2,413,004
Total Increase (Decrease) in Net Assets	(12,677,426)	13,315,034

Net Assets
Beginning of year	51,805,214	38,490,180
End of year	$39,127,788	$51,805,214

Share Transactions - Institutional Shares
Shares sold	465,116	219,390
Shares issued in reinvestment of distributions	57,087	1,096
Shares redeemed	(343,679)	(73,135)
Net increase in shares	178,524	147,351

See accompanying notes which are an integral part of these financial statements.

29

Guardian Capital Dividend Growth Fund – Institutional Class
Financial Highlights

(For a share outstanding during each period)

		For the Five
	For the	Months			For the
	Year Ended	Ended		For the Year	Period
	September	September		Ended April	Ended April
	30, 2022	30, 2021(a)		30, 2021	30, 2020(b)
Net asset value, beginning of period	$12.87	$12.68		$9.85	$10.00
Investment operations:
Net investment income	0.22	0.11		0.16	0.17
Net realized and unrealized gain (loss) on investments	(1.63)	0.20		2.82	(0.16)
Total from investment operations	(1.41)	0.31		2.98	0.01
Distributions from:
Net investment income	(0.22)	(0.12)		(0.15)	(0.16)
Total from distributions	(0.22)	(0.12)		(0.15)	(0.16)
Net asset value, end of period	$11.24	$12.87		$12.68	$9.85
Total Return(c)	(11.11)%	2.42	% (d)	30.41%	0.10	% (d)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$17,573	$19,864		$19,449	$14,953
Before waiver or recoupment:
Ratio of expenses to average net assets	1.67%	1.78	% (e)	1.73%	1.94	% (e)
After waiver or recoupment:
Ratio of expenses to average net assets	0.95%	0.95	% (e)	0.95%	0.95	% (e)
Ratio of net investment income to average net assets	1.71%	1.94	% (e)	1.40%	1.64	% (e)
Portfolio turnover rate	25%	6	% (d)	47%	29	% (d)

(a)	The Fund changed its fiscal year end to September 30.

(b)	For the period May 1, 2019 (commencement of operations) to April 30, 2020.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

30

Guardian Capital Fundamental Global Equity Fund - Institutional Shares
Financial Highlights

(For a share outstanding during each period)

	For the Years Ended		For the
	September 30,		Period
			Ended
			September
	2022	2021	30, 2020(a)
Net asset value, beginning of period	$12.84	$10.62	$10.00
Investment operations:
Net investment income	0.03	0.03	0.02
Net realized and unrealized gain (loss) on investments	(2.65)	2.22	0.62
Total from investment operations	(2.62)	2.25	0.64
Distributions from:
Net investment income	(0.02)	(0.03)	(0.02)
Net realized gains	(0.37)	—	—
Total from distributions	(0.39)	(0.03)	(0.02)
Net asset value, end of period	$9.83	$12.84	$10.62
Total Return(b)	(21.15)%	21.19%	6.39	% (c)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$28,247	$29,756	$22,862
Before waiver or recoupment:
Ratio of expenses to average net assets	1.51%	1.53%	1.82	% (d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.99%	0.99%	0.99	% (d)
Ratio of net investment income to average net assets	0.28%	0.22%	0.26	% (d)
Portfolio turnover rate	4%	14%	10	% (c)

(a)	For the period December 19, 2019 (commencement of operations) to September 30, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

31

Alta Quality Growth Fund - Institutional Shares
Financial Highlights
(For a share outstanding during each period)

	For the Years Ended September 30,			For the
				Period
				Ended
				September
	2022	2021	2020	30, 2019(a)
Net asset value, beginning of period	$17.65	$13.80	$12.57	$10.00
Investment operations:
Net investment income (loss)	(0.04)	(0.05)	0.02	0.04
Net realized and unrealized gain (loss) on investments	(4.70)	3.91	1.59	2.53
Total from investment operations	(4.74)	3.86	1.61	2.57
Distributions from:
Net investment income	—	(0.01)	(0.05)	—
Net realized gains	(0.35)	—	(0.33)	—
Total from distributions	(0.35)	(0.01)	(0.38)	—
Net asset value, end of period	$12.56	$17.65	$13.80	$12.57
Total Return(b)	(27.45)%	27.96%	12.92%	25.70	% (c)
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)	$39,128	$51,805	$38,490	$27,446
Before waiver or recoupment:
Ratio of expenses to average net assets	1.18%	1.18%	1.30%	1.54	% (d)
After waiver or recoupment:
Ratio of expenses to average net assets	0.79%	0.79%	0.79%	0.79	% (d)
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.32)%	0.14%	0.45	% (d)
Portfolio turnover rate	19%	16%	26%	16	% (c)

(a)	For the period December 19, 2018 (commencement of operations) to September 30, 2019.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes which are an integral part of these financial statements.

32

Guardian Capital Funds
Notes to the Financial Statements
September 30, 2022

NOTE 1. ORGANIZATION

The Guardian Capital Dividend Growth Fund (“Guardian Dividend Fund”), Guardian Capital Fundamental Global Equity Fund (“Guardian Equity Fund”) and Alta Quality Growth Fund (“Alta Growth Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified (Guardian Dividend Fund and Alta Growth Fund) and non-diversified (Guardian Equity Fund) series of the Capitol Series Trust (the “Trust”). The Funds are registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Guardian Dividend Fund’s and Guardian Equity Fund’s investment adviser is Guardian Capital LP and the Alta Growth Fund’s investment adviser is Alta Capital Management, LLC (each an “Adviser”). Alta Capital Management, LLC is a majority-owned U.S. domiciled subsidiary of Guardian Capital LP. The Guardian Equity Fund’s sub-adviser is GuardCap Asset Management Limited, a non-U.S. wholly-owned subsidiary of Guardian Capital LP domiciled in the United Kingdom. The investment objective of the Guardian Dividend Fund is to provide long-term capital appreciation and current income. The investment objective of the Guardian Equity Fund is to provide long-term capital appreciation. The investment objective of the Alta Growth Fund is to seek long-term growth of capital with lower than market volatility.

Each Fund currently offers one class of shares, Institutional Shares. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Funds and is entitled to such dividends and distributions out of income belonging to the Funds as are declared by the Board.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies” including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

33

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. Each Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Funds recognize tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the

34

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Withholding taxes on foreign dividends have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Guardian Dividend Fund and the Guardian Equity Fund intend to distribute their net investment income quarterly and its net realized long-term and short-term capital gains, if any, at least annually. The Alta Growth Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

For the fiscal year end of September 30, 2022, the Funds made the following reclassifications to increase (decrease) the components of net assets:

Accumulated
	Paid-In	Earnings
	Capital	(Deficit)
Guardian Dividend Fund	$—	$—
Guardian Equity Fund	—	—
Alta Growth Fund	(165,696)	165,696

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the

35

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Funds rely on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations

36

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Guardian Dividend Fund
Common Stocks (a)	$16,994,568	$—	$—	$16,994,568
Money Market Funds	554,938	—	—	554,938
Total	$17,549,506	$—	$—	$17,549,506

Guardian Equity Fund
Common Stocks (a)	$27,753,629	$—	$—	$27,753,629
Money Market Funds	451,890	—	—	451,890
Total	$28,205,519	$—	$—	$28,205,519

Alta Growth Fund
Common Stocks (a)	$37,506,775	$—	$—	$37,506,775
Total	$37,506,775	$—	$—	$37,506,775

(a)	Refer to Schedule of Investments for sector classifications.

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

37

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Each Adviser manages its Funds’ investments under the terms of the investment advisory agreement with the Trust with respect to each Fund (each an “Agreement”). As compensation for its management services, each Fund pays its Adviser a fee based on the Fund’s average daily net assets as follows:

	Guardian Dividend	Guardian Equity
	Fund	Fund	Alta Growth Fund
Management fee rate	0.75%	0.80%	0.75%
Management fees earned	$155,046	$243,203	$369,841
Fees waived	$(147,961)	$(159,100)	$(192,184)

Each Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of each Fund’s business; (v) dividend expenses on short sales; and (vi) indirect expenses such as acquired fund fees and expenses) do not exceed 0.95% of the Guardian Dividend Fund’s, 0.99% of the Guardian Equity Fund’s and 0.79% of the Alta Growth Fund’s average daily net assets through January 31, 2023 (“Expense Limitation”). During any fiscal year that the Agreements between each Adviser and the Trust is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed with respect to each Fund it advises, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement took effect and provided further that such recoupment can be achieved within the Expense Limitation currently in effect and the Expense Limitation in place when the waiver/reimbursement occurred. This Expense Limitation agreement may not be terminated by the Adviser prior to its expiration date, but the Board may terminate such agreement at any time.

As of September 30, 2022, each respective Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amount as follows:

		Guardian
		Dividend
Recoverable Through		Fund
April 30, 2023		$83,196
April 30, 2024		135,107
September 30, 2024		70,281
September 30, 2025		147,961

	Guardian	Alta Growth
Recoverable Through	Equity Fund	Fund
September 30, 2023	$131,996	$163,191
September 30, 2024	149,026	186,178
September 30, 2025	159,100	192,184

Guardian Capital LP was engaged as investment adviser of the Guardian Equity Fund effective January 28, 2022. Prior to January 28, 2022, Alta Capital Management, LLC served as investment adviser to the Guardian Equity Fund. Effective January 28, 2022, Guardian Capital LP delegated responsibility for the day-to-day management of the Guardian Equity Fund to GuardCap Asset Management Limited (U.K.) (“GuardCap”),

38

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

the Guardian Equity Fund’s sub-adviser. GuardCap will also provide compliance related services to the Guardian Equity Fund. GuardCap is non-U.S. wholly-owned subsidiary of Guardian Capital LP domiciled in the United Kingdom and registered as an adviser with the SEC. Prior to January 28, 2022, GuardCap provided portfolio management, research and related services to the Guardian Equity Fund under the terms of a Participating Affiliate Memorandum of Understanding between Alta Capital Management, LLC and GuardCap.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Funds with administration, fund accounting and transfer agent services, including all regulatory reporting. Prior to September 14, 2022, the Administrator provided compliance services to the Funds. Effective September 14, 2022, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus non-voting capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees,” meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $1,500 per Fund and $500 per Fund for each quarterly Board meeting. Prior to April 1, 2022, the annual retainer was $1,000 per Fund. In addition, each Independent Trustee may be compensated for preparation related to and participation in any special meetings of the Board and/or any Committee of the Board, with such compensation determined on a case-by-case basis based on the length and complexity of the meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers and one trustee of the Trust are employees of the Administrator. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of each Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2022, purchases and sales of investment securities, other than short-term investments, were as follows:

	Guardian	Guardian	Alta Growth
	Dividend Fund	Equity Fund	Fund
Purchases	$5,076,408	$6,832,978	$10,582,566
Sales	$5,294,639	$1,204,392	$9,116,827

39

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2022.

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

	Guardian	Guardian	Alta Growth
	Dividend Fund	Equity Fund	Fund
Gross unrealized appreciation	$2,879,800	$1,819,380	$6,682,932
Gross unrealized depreciation	(1,270,705)	(4,042,396)	(4,438,054)
Net unrealized appreciation/(depreciation) on investments	$1,609,095	$(2,223,016)	$2,244,878
Tax cost of investments	$15,940,411	$30,428,535	$35,261,897

The tax character of distributions paid for the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

	Guardian Dividend Fund		Guardian Equity Fund		Alta Growth Fund
	2022	2021	2022	2021	2022	2021
Distributions paid from:
Ordinary income(a)	$469,281	$79,578	$63,671	$57,717	$—	$22,182
Long-term capital gains	—	—	867,596	9,806	1,061,299	1
Total	$469,281	$79,578	$931,267	$67,523	$1,061,299	$22,183

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Guardian
	Dividend	Guardian	Alta Growth
	Fund	Equity Fund	Fund
Undistributed ordinary income	$(16,402)	$3,134	$—
Undistributed long-term capital gains	223,636	400,218	2,378,883
Distributions payable	23,741	1,947	—
Accumulated capital and other losses	—	—	(69,231)
Unrealized appreciation (depreciation) on investments(a)	1,606,999	(2,227,492)	2,244,878
Unrealized appreciation on foreign currency translations	—	—	—
Total accumulated earnings (deficits)	$1,837,974	$(1,822,193)	$4,554,530

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash losses.

40

Guardian Capital Funds
Notes to the Financial Statements (continued)
September 30, 2022

Under current tax law, net investment losses after December 31 and capital losses realized after October 31 of the Funds fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Alta Growth Fund had a Qualified Late Year Ordinary Loss in the amount of $69,231.

NOTE 7. SECTOR RISK

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of a Fund’s portfolio will be adversely affected. As of September 30, 2022, the Alta Growth Fund had 41.33% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. BENEFICAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. As of September 30, 2022, Alexandria Bancorp Limited owned 100%, 72% and 67% of the Guardian Dividend Fund, Guardian Equity Fund and Alta Growth Fund, respectively. As a result, Alexandria Bancorp Limited may be deemed to control the Funds.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Funds. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund and the Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Alta Quality Growth Fund, Guardian Capital Dividend Growth Fund and Guardian Capital Fundamental Global Equity Fund (collectively referred as the “Funds”) (three of the funds constituting Capitol Series Trust (the “Trust”)), including the schedules of investments, as of September 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting Capitol Series Trust) at September 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Capitol Series Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Alta Quality Growth Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the three years in the period ended September 30, 2022 and the period from December 19, 2018 (commencement of operations) through September 30, 2019
Guardian Capital Fundamental Global Equity Fund	For the year ended September 30, 2022	For each of the two years in the period ended September 30, 2022	For each of the two years ended September 30, 2022 and the period from December 19, 2019 (commencement of operations) to September 30, 2020
Guardian Capital Dividend Growth Fund	For the year ended September 30, 2022	For the year ended September 30, 2022, the five month period ended September 30, 2021 and the year ended April 30, 2021	For the year ended September 30, 2022, the five month period ended September 30, 2021, the year ended April 30, 2021, and the period from May 1, 2019 (commencement of operations) to April 30, 2020

42

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

November 23, 2022

43

Summary of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund’s example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning	Ending
		Account	Account	Expenses
		Value	Value	Paid	Annualized
		April 1,	September	During	Expense
		2022	30, 2022	Period(a)	Ratio
Guardian Dividend Fund
Institutional Shares	Actual	$1,000.00	$814.30	$4.32	0.95%
	Hypothetical(b)	$1,000.00	$1,020.31	$4.81	0.95%
Guardian Equity Fund
Institutional Shares	Actual	$1,000.00	$785.40	$4.43	0.99%
	Hypothetical(b)	$1,000.00	$1,020.10	$5.01	0.99%
Alta Growth Fund
Institutional Shares	Actual	$1,000.00	$769.60	$3.50	0.79%
	Hypothetical(b)	$1,000.00	$1,021.11	$4.00	0.79%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

44

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Qualified Dividend Income	100%	100%	—%

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Qualified Business Income	—%	—%	—%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2022 ordinary income dividends, the following percentage qualifies for the corporate dividends received deduction.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Dividends Received Deduction	62%	100%	—%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	Guardian	Guardian Equity
	Dividend Fund	Fund	Alta Growth Fund
Long-Term Capital Gains Distributions	$—	$867,596	$1,061,299

45

Trustees and Officers (Unaudited)

The Board supervises the business activities of the Trust and is responsible for protecting the interests of shareholders. The Chairman of the Board is Walter B. Grimm, who is an Independent Trustee of the Trust.

Officers are re-elected annually by the Board. The address of each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

As of the date of this report, the Trustees oversee the operations of 14 series.

Independent Trustee Background. The following table provides information regarding the Independent Trustees.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Walter B. Grimm Birth Year: 1945 TRUSTEE AND CHAIR Began Serving: November 2013	Principal Occupation(s): President, Leigh Management Group, LLC (consulting firm) (October 2005 to present); and President, Leigh Investments, Inc. (1988 to present) Board member, Boys & Girls Club of Coachella (2018 to present).
Lori Kaiser Birth Year: 1963 TRUSTEE Began Serving: July 2018	Principal Occupation(s): Founder and CEO, Kaiser Consulting since 1992.
Janet Smith Meeks Birth Year: 1955 TRUSTEE Began Serving: July 2018

Principal Occupation(s): Co-Founder and CEO, Healthcare Alignment Advisors, LLC (consulting company) since August 2015.

Previous Position(s): President and Chief Operating Officer, Mount Carmel St. Ann’s Hospital (2006 to 2015).

Mary Madick Birth Year: 1958 TRUSTEE Began Serving: November 2013

Principal Occupation(s): President, US Health Holdings (2020 to present).

Previous Position(s): President (2019 to 2020) and Chief Operating Officer (2018 to 2019), Dignity Health Managed Services Organization; Chief Operating Officer, Pennsylvania Health and Wellness (fully owned subsidiary of Centene Corporation) (2016 to 2018); Vice President, Gateway Heath (2015 to 2016).

46

Trustees and Officers (Unaudited) (continued)

Interested Trustee Background. The following table provides information regarding the Interested Trustee.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David James* Birth Year: 1970 TRUSTEE Began Serving: March 2021

Principal Occupation(s): Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present).

Previous Position(s): Managing Director and Senior Managing Counsel, State Street Bank and Trust Company (2009 to 2018).

*	Mr. James is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent, and distributors.

Officers. The following table provides information regarding the Officers.

Name, (Age), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Matthew J. Miller Birth Year: 1976 PRESIDENT and CHIEF EXECUTIVE OFFICER Began Serving: September 2013 (as VP); September 2018 (as President)

Principal Occupation(s): Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (2008 to December 2015).

Zachary P. Richmond Birth Year: 1980 TREASURER AND CHIEF FINANCIAL OFFICER Began Serving: August 2014

Principal Occupation(s): Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (February 2019 to present).

Previous Position(s): Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).

Martin R. Dean Birth Year: 1963 CHIEF COMPLIANCE OFFICER Began Serving: May 2019	Principal Occupation(s): Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Paul F. Leone Birth Year: 1963 SECRETARY Began Serving: June 2021

Principal Occupation(s): Vice President and Senior Counsel, Ultimus Fund Solutions, LLC (2020 to present).

Previous Position(s): Managing Director, Leone Law Office, P.C. (2019 to 2020); and served in the roles of Senior Counsel - Distribution and Senior Counsel - Compliance, Empower Retirement/Great-West Life & Annuity Ins. Co. (2015 to 2019).

Stephen Preston Birth Year: 1966 ANTI-MONEY LAUNDERING OFFICER Began Serving: December 2016

Principal Occupation(s): Chief Compliance Officer, Ultimus Fund Distributors, LLC (June 2011 to present).

Previous Position(s): Chief Compliance Officer, Ultimus Fund Solutions, LLC (June 2011 to August 2019).

47

Other Information (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 957-0681 to request a copy of the SAI or to make shareholder inquiries.

48

Investment Advisory Agreement Approval (Unaudited)

Guardian Capital Dividend Growth Fund

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on March 7, 2022, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a) (19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Guardian Capital LP (“Guardian”) (the “Investment Advisory Agreement”) with respect to the Guardian Capital Dividend Growth Fund (the “Fund”), a series of the Trust. With respect to the other series of the Trust that Guardian advises, the Guardian Capital Fundamental Global Equity Fund, the Board noted that it had approved Guardian’s Investment Advisory Agreement for such series for an initial two-year term at a meeting held in June 2021, and that shareholders had subsequently approved such agreement at a Special Meeting of shareholders held on October 14, 2021, and therefore, such agreement was not yet subject to renewal.

Prior to the meeting, the Trustees received and considered information from Guardian and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Guardian, including, but not limited to, Guardian’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Guardian (the “Expense Limitation Agreement”), and certain expense and performance data provided by Broadridge for comparison purposes (collectively, the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Guardian, Trust management, and with counsel to the Independent Trustees. The Trustees noted the completeness of the Support Materials that Guardian provided, which included both responses and materials provided in response to initial and supplemental due diligence requests. Representatives from Guardian met with the Trustees and provided additional information, including but not limited to information concerning the services it provides to the Fund, firm ownership, resources available to service the Fund, including compliance resources, the experience and qualifications of the portfolio management team, other investment strategies that Guardian manages, including a Canadian mutual fund strategy similar to that of the Fund, succession planning, future plans for the fund family, distribution capabilities, recent growth in the firm, and profitability, both as it relates to the Adviser generally, and with the respect to the profitability of the Fund to the Adviser. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert.  denied sub.  nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services that Guardian provides, including the Fund’s performance; (2) the

49

Investment Advisory Agreement Approval (Unaudited) (continued)

cost of the services provided and the profits realized by Guardian from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives, as well as other accounts that Guardian manages in the same investment strategy; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Guardian resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Together with the Support Materials, and after having received and reviewed investment performance, compliance, operating, and distribution reports of the Fund on a quarterly basis since the Fund’s inception, and noting additional discussions with representatives of Guardian that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of the services that Guardian provides to the Fund. The Trustees also noted the inclusion of comparative fee and performance reports of the Fund to the Large Cap Blend Morningstar category and the custom peer group compiled by Broadridge. The Trustees discussed Guardian’s ownership and subsidiary companies and profitability, and noted that the firm was profitable in 2021. The Trustees discussed the growth of assets of the Fund since its inception and Guardian’s continued commitment to promote the Fund. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Guardian provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Guardian effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; (6) performing compliance services on behalf of the Fund. The Trustees also considered that from its own resources, Guardian has engaged and will continue to engage in marketing activities on the Fund’s behalf. The Trustees noted no changes to the services that Guardian provides to the Fund under the terms of the Investment Advisory Agreement. The Trustees considered Guardian’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also considered the sophisticated research models utilized by Guardian, which combine artificial intelligence, human intelligence, and experience with innovation companies to manage the Fund’s portfolio in accordance with its investment strategy.

The Trustees also noted the Fund’s performance compared to its benchmark index for the one-year and since inception periods ended December 31, 2021, noting that the Fund exceeded the performance of the MSCI World NR USD index for the one-year period, and lagged the performance of that index for the since inception period. The Trustees also considered the Fund’s performance compared to its Morningstar Category. It was noted that the Fund had only recently moved from the Morningstar

50

Investment Advisory Agreement Approval (Unaudited) (continued)

World Large Stock category to the Morningstar Large Blend category. The Fund’s performance was compared to the custom Broadridge peer group, and it was noted that because the Fund was able to invest across medium and large capitalization companies, the Broadridge custom peer group included peers from the Morningstar Large Blend category as well as the World Small/Mid Stock category, and also emphasized funds that have a dividend focused strategy. The Trustees noted that Fund outperformed the custom peer group median for both the one-year and since inception periods ended December 31, 2021. The Trustees also noted that the Fund underperformed relative to the Morningstar Large Blend category for the one-year and since inception periods ended December 31, 2021. The Trustees further considered Guardian’s discussion and explanation with regard to periods of unfavorable performance. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Guardian provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Guardian under the Investment Advisory Agreement, as well as Guardian’s profitability from the services that it renders to the Fund, noting the said services were slightly unprofitable during the last fiscal year and were projected to be slightly unprofitable in the current fiscal year. The Trustees considered that Guardian has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees further considered the strong cash flow and fiscal health of Guardian as it considered the firm’s financial wherewithal to support the Fund. The Trustees concluded that Guardian’s profitability with respect to its advisory relationship with the Fund is reasonable.

Comparative Fee and Expense Data. The Trustees noted that the Fund’s contracted management fee was equal to the custom peer group median and less than the custom peer group average contracted management fee reported. The Trustees further noted that the Fund’s contracted management fee was higher than the median and average contracted management fee reported for the Morningstar Large Blend Stock category, but was equal to the custom peer group median and lower than the custom peer group average. The Trustees then reviewed the Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) relative to the custom peer group and the Morningstar category. The Trustees noted that the Fund’s gross expense ratio was higher than the Morningstar category average and median, higher than the custom peer group median and lower than the custom peer group average. The Trustees further noted that the net expense ratio of the Fund was higher than the Morningstar category median and average, but was lower than the custom peer group median and the custom peer group average. They further considered the fees paid by Guardian’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services provided to the Fund. In particular, they noted that Guardian has additional responsibilities with respect to the Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Guardian’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, but did not find that any material economies exist at this time. The Trustees also noted

51

Investment Advisory Agreement Approval (Unaudited) (continued)

Guardian’s view that due to the Fund’s net asset total and Guardian’s current unprofitability with respect to the Fund, fee breakpoints are not necessary or appropriate at this time. The Trustees noted that Guardian had waived all of its advisory fees for the fiscal year.

Other Benefits. The Trustees noted that Guardian does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees noted that Guardian had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular providers for the Fund’s portfolio. The Trustees concluded that all things considered, Guardian does not receive material additional financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts for Guardian with respect to relationships forged with service providers to the Fund. The Trustees noted that both they and Counsel have discussed with representatives of Guardian their duty of loyalty relative to the selection of service providers and the conflicts that could develop relative to any relationship that Guardian may form with a specific service provider. Based on the assurances and representations from Guardian, the Trustees concluded that no material conflict of interest currently exists that could adversely impact the Fund.

Conclusions. Based upon Guardian’s presentation and the Support Materials considered in connection with the renewal of the Investment Advisory Agreement, as well as the information provided throughout the course of the year and since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Guardian, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services Guardian performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

Alta Quality Growth Fund

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (the “Trust”) on March 7, 2022, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuation for an additional one-year period the Investment Advisory Agreement between the Trust and Alta Capital Management LLC (“Alta Capital”) (the “Investment Advisory Agreement”) with respect to the Alta Quality Growth Fund (the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Alta Capital and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the Investment Advisory Agreement between the Trust and Alta Capital, including, but not limited to, Alta Capital’s response to counsel’s due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, the operating expense limitation agreement between the Trust and Alta Capital (the “Expense Limitation Agreement”), and peer group expense and performance data provided by Broadridge for comparison purposes (collectively, the “Support Materials”). At various times, the Trustees reviewed the Support Materials with Alta Capital, Trust management, and with counsel to the Independent Trustees. The Trustees also noted the completeness of the Support Materials that Alta Capital had provided, which included materials

52

Investment Advisory Agreement Approval (Unaudited) (continued)

provided in response to both initial and supplemental due diligence requests. Representatives from Alta Capital met with the Trustees and provided further information, including but not limited to, information concerning the following: the services that Alta Capital provides to the Fund and the management fees that the Fund pays for those services; the Adviser’s business strategy for the Fund; the ownership of the Adviser; Adviser resources available to service the Fund, including compliance resources; other investment strategies managed by Alta Capital; business continuity and succession planning; and the profitability of the Fund to the Adviser. This information formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the Investment Advisory Agreement, the Trustees reviewed the terms and the form of the Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees. The Trustees also received a memorandum from counsel discussing the legal standards for their consideration of the proposed Investment Advisory Agreement, which memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested would be appropriate for trustee consideration in the advisory agreement approval process, including the factors outlined in the case of Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Alta Capital; (2) the cost of the services to be provided and the profits to be realized by Alta Capital from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Alta Capital resulting from services to be rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Together with the Support Materials, and after having received and reviewed investment performance, compliance, operating, and distribution reports of the Fund on a quarterly basis for an extended time period, and noting additional discussions with representatives of Alta Capital that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the continuation of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the continuation of the Investment Advisory Agreement, which reflected their knowledge of Alta Capital’s ongoing services to the Fund since the Fund’s inception. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Alta Capital provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Alta Capital effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on

53

Investment Advisory Agreement Approval (Unaudited) (continued)

behalf of the Fund; and (6) performing compliance services on behalf of the Fund. They also noted that from its own resources, Alta Capital provides marketing support services to the Fund and its intermediary partners. The Trustees noted no changes to the services that Alta Capital provides to the Fund under the terms of the Investment Advisory Agreement. The Trustees considered Alta Capital’s capitalization and its assets under management and the support and commitment of Alta Capital’s parent company. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers. The Trustees also noted the research models utilized by Alta Capital to manage the Fund’s portfolio in accordance with its investment strategy.

The Trustees also noted the Fund’s performance compared to its benchmark index, including the fact that the Fund had underperformed its benchmark index for the one-year, three-year, and since inception periods ended December 31, 2021. The Trustees also considered the Fund’s performance compared to the Large Growth Morningstar category and the custom Broadridge peer group. The Trustees noted that the Fund underperformed the peer group median and category median for the one-year, three-year, and since inception periods ended December 31, 2021. The Board considered and discussed the appropriateness of Broadridge’s custom peer group which was based on actively managed, institutional, single funds from the Morningstar US Large Growth Funds category and filtered for concentrated portfolios and assets under $200 million. They also noted, however, that the Fund’s reported performance in connection with prior contract renewals had been strong across these time frames, and considered Alta Capital’s discussion and explanation with regard to periods of unfavorable performance. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Alta Capital provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Alta Capital under the Investment Advisory Agreement, as well as Alta Capital’s profitability from the services that it renders to the Fund, noting the said services were marginally profitable during the last fiscal year and were projected to be incrementally more profitable in the current fiscal year should projected asset growth materialize. The Trustees considered that Alta Capital has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees considered Alta Capital’s profitability with respect to its advisory relationship with the Fund and concluded that it is reasonable.

Comparative Fee and Expense Data. The Trustees noted that the Fund’s contracted management fee of 0.75% was higher than the category median, category average, the custom peer group median, and the custom peer group average. The Trustees then reviewed the Fund’s gross and net total expense ratios (reflected with and without the effect of fee waivers and expense reimbursements) relative to the Morningstar category and the custom peer group. The Trustees noted that the Fund’s gross expense ratio was higher than the category median, category average, equal to the custom peer group median, and lower than the custom peer group average. The Trustees noted that the Fund’s net expense ratio was slightly higher than the category median and category average and lower than the custom peer group median and custom peer group average.

The Trustees further considered the fees paid by Alta Capital’s separately managed accounts and other investment advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts

54

Investment Advisory Agreement Approval (Unaudited) (continued)

compared to the services provided to the Fund. In particular, they noted that Alta Capital has additional responsibilities with respect to the Fund, including compliance, reporting and operational responsibilities. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Alta Capital’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale. They noted that the Fund was moderately profitable but did not find that any material economies exist at this time, and determined that fee breakpoints are not currently necessary or appropriate.

Other Benefits. The Trustees noted that Alta Capital does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Fund’s portfolio transactions. The Trustees noted that Alta Capital had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular providers for the Fund’s portfolio. The Trustees concluded that all things considered, Alta Capital does not receive material additional financial benefits from services rendered to the Fund.

Other Considerations. The Trustees also considered potential conflicts for Alta Capital. Based on the assurances and representations from Alta Capital, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Fund.

Conclusions. Based upon Alta Capital’s presentation to the Board and the Support Materials considered in connection with the renewal of the Investment Advisory Agreement, as well as the information provided throughout the course of the year and since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Alta Capital as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services that Alta Capital performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.

55

FACTS	WHAT DO THE GUARDIAN CAPITAL FUNDS (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     account balances and account transactions

■     transaction or loss history and purchase history

■     checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (800) 957-0681

56

Who we are
Who is providing this notice?	Guardian Capital Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Funds collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     buy securities from us or sell securities to us

■     make deposits or withdrawals from your account

■     give us your account information

■     make a wire transfer

■     tell us who receives the money

■     tell us where to send the money

■     show your government-issued ID

■     show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes —information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Guardian Capital LP and Alta Capital Management, LLC, the investment advisers to the Funds, could be deemed to be affiliates.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Guardian Capital Funds do not share your personal information with nonaffiliates so they can market to you

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Guardian Capital Funds do not jointly market.

57

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Funds at (800) 957-0681 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES Walter B. Grimm, Chairman David James Lori Kaiser Janet Smith Meeks Mary Madick	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 221 East 4th Street, Suite 2900 Cincinnati, OH 45202

OFFICERS Matthew J. Miller, Chief Executive Officer and President Zachary P. Richmond, Chief Financial Officer and Treasurer Martin R. Dean, Chief Compliance Officer Paul F. Leone, Secretary	LEGAL COUNSEL Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211

INVESTMENT ADVISERS Guardian Capital LP 199 Bay Street, Suite 3100 P.O. Box 201 Toronto,Ontario M5L 1E8 Alta Capital Management, LLC 6440 South Wasatch Boulevard, Suite 260 Salt Lake City, UT 84121	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 PictoriaDrive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

GUARDIAN-AR-22

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2022	$13,300
	FY 2021	$11,550
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2022	$13,300
	FY 2021	$11,550
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2022	$13,050
	FY 2021	$11,550
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2022	$11,350
	FY 2021	$10,100
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2022	$10,600
	FY 2021	$10,100
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2022	$11,100
	FY 2021	$10,100
Alta Quality Growth Fund:	FY 2022	$12,050
	FY 2021	$11,550
Guardian Capital Fundamental Global Equity Fund:	FY 2022	$12,050
	FY 2021	$11,550

Guardian Capital Dividend Growth Fund:	FY 2022 FY 2021 (9/30/21)	$12,050 $11,550
	FY 2021 (4/30/21)	$11,550

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2022	$0
	FY 2021	$0

Alta Quality Growth Fund:	FY 2022	$0
	FY 2021	$0
Guardian Capital Fundamental Global Equity Fund:	FY 2022	$0
	FY 2021	$0
Guardian Capital Dividend Growth Fund:	FY 2022 FY 2021 (9/30/21)	$0 $0
	FY 2021 (4/30/21)	$0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2022	$3,825
	FY 2021	$3,700
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2022	$3,825
	FY 2021	$3,700
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2022	$3,825
	FY 2021	$3,700
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2022	$3,825
	FY 2021	$3,700
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2022	$3,825
	FY 2021	$3,700
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2022	$3,825
	FY 2021	$3,700
Alta Quality Growth Fund:	FY 2022	$3,825
	FY 2021	$3,700
Guardian Capital Fundamental Global Equity Fund:	FY 2022	$3,825
	FY 2021	$3,700
Guardian Capital Dividend Growth Fund:	FY 2022 FY 2021 (9/30/21)	$3,825 $2,960
	FY 2021 (4/30/21)	$3,700

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fuller & Thaler Behavioral Small-Cap Equity Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Small-Cap Growth Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Mid-Cap Value Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Unconstrained Equity Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Small-Mid Core Equity Fund:	FY 2022	$0
	FY 2021	$0
Fuller & Thaler Behavioral Micro-Cap Equity Fund:	FY 2022	$0
	FY 2021	$0
Alta Quality Growth Fund:	FY 2022	$0
	FY 2021	$0
Guardian Capital Fundamental Global Equity Fund:	FY 2022	$0

	FY 2021	$0
Guardian Capital Dividend Growth Fund:	FY 2022 FY 2021 (9/30/21)	$0 $0
	FY 2020 (4/30/21)	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

   (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2022	$34,425	$0
FY 2021	$32,560	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.

Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a)(1) Code is filed herewith.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	12/05/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Chief Executive Officer and President

Date	12/05/2022

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Chief Financial Officer

Date	12/05/2022